Exhibit 99.1

Citizens Financial Group, Inc.

Financial Supplement

Third Quarter 2015

CONSOLIDATED FINANCIAL HIGHLIGHTS

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						3Q15 Change						2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15		3Q14		2015	2014	2014
						$	%	$	%			$	%
SELECTED OPERATING DATA
Total revenue	$1,209	$1,200	$1,183	$1,179	$1,161	$9	1%	$48	4%	$3,592	$3,800	($208)	(5%)
Noninterest expense	798	841	810	824	810	(43)	(5)	(12)	(1)	2,449	2,568	(119)	(5)

Profit before provision for credit losses	411	359	373	355	351	52	14	60	17	1,143	1,232	(89)	(7)
Provision for credit losses	76	77	58	72	77	(1)	(1)	(1)	(1)	211	247	(36)	(15)
NET INCOME	220	190	209	197	189	30	16	31	16	619	668	(49)	(7)
Net income, excluding restructuring charges and special items[1]	220	215	215	217	202	5	2	18	9	650	573	77	13
Net income available to common stockholders	213	190	209	197	189	23	12	24	13	612	668	(56)	(8)
Net income available to common stockholders, excluding restructuring charges and special items[1]	213	215	215	217	202	(2)	(1)	11	5	643	573	70	12
PER COMMON SHARE DATA
Basic earnings	$0.40	$0.35	$0.38	$0.36	$0.34	$0.05	14%	$0.06	18%	$1.14	$1.19	($0.05)	(4%)
Diluted earnings	0.40	0.35	0.38	0.36	0.34	0.05	14	0.06	18	1.13	1.19	(0.06)	(5)
Basic earnings, excluding restructuring charges and special items[1]	0.40	0.40	0.39	0.40	0.36	—	—	0.04	11	1.20	1.02	0.18	18
Diluted earnings, excluding restructuring charges and special items[1]	0.40	0.40	0.39	0.39	0.36	—	—	0.04	11	1.19	1.02	0.17	17
Cash dividends declared and paid per share	0.10	0.10	0.10	0.10	0.68	—	—	(0.58)	(85)	0.30	1.34	(1.04)	(78)
Book value	36.68	36.00	35.73	35.30	34.61	0.68	2	2.07	6	36.68	34.61	2.07	6
Tangible book value[1]	24.52	24.03	23.96	23.46	23.04	0.49	2	1.48	6	24.52	23.04	1.48	6
COMMON SHARES OUTSTANDING
Average: Basic	530,985,255	537,729,248	546,291,363	546,810,009	559,998,324	(6,743,993)	(1%)	(29,013,069)	(5%)	538,279,222	559,998,324	(21,719,102)	(4%)
Diluted	533,398,158	539,909,366	549,798,717	550,676,298	560,243,747	(6,511,208)	(1)	(26,845,589)	(5)	540,926,361	560,081,031	(19,154,670)	(3)
Common shares at period-end	527,636,510	537,149,717	547,490,812	545,884,519	559,998,324	(9,513,207)	(2)	(32,361,814)	(6)	527,636,510	559,998,324	(32,361,814)	(6)
Closing share price	$23.86	$27.31	$24.13	$24.86	$23.42	($3.45)	(13)	$0.44	2	$23.86	$23.42	$0.44	2
Market capitalization	12,589	14,670	13,211	13,571	13,115	(2,081)	(14)	(526)	(4)	12,589	13,115	(526)	(4)
SEGMENT NET INCOME
Consumer Banking	$68	$66	$61	$52	$54	$2	3%	$14	26%	$195	$130	$65	50%
Commercial Banking	145	135	147	140	139	10	7	6	4	427	421	6	1
Other	7	(11)	1	5	(4)	18	164	11	275	(3)	117	(120)	(103)

NET INCOME	$220	$190	$209	$197	$189	$30	16%	$31	16%	$619	$668	($49)	(7%)

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPT 30,
						3Q15 Change								2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15			3Q14			2015	2014	2014
						$		%	$		%			$		%
FINANCIAL RATIOS
Net interest margin	2.76%	2.72%	2.77%	2.80%	2.77%	4	bps		(1	) bps		2.75%	2.84%	(9	) bps
Return on average common equity	4.40	3.94	4.36	4.06	3.87	46	bps		53	bps		4.23	4.59	(36	) bps
Return on average common equity, excluding restructuring charges and special items[1]	4.40	4.45	4.49	4.48	4.14	(5	) bps		26	bps		4.45	3.94	51	bps
Return on average tangible common equity[1]	6.60	5.90	6.53	6.12	5.81	70	bps		79	bps		6.34	6.90	(56	) bps
Return on average tangible common equity, excluding restructuring charges and special items[1]	6.60	6.67	6.73	6.76	6.22	(7	) bps		38	bps		6.67	5.92	75	bps
Return on average total assets	0.65	0.56	0.63	0.60	0.58	9	bps		7	bps		0.62	0.71	(9	) bps
Return on average total assets, excluding restructuring charges and special items[1]	0.65	0.64	0.65	0.66	0.62	1	bps		3	bps		0.65	0.61	4	bps
Return on average total tangible assets[1]	0.68	0.59	0.67	0.63	0.61	9	bps		7	bps		0.65	0.74	(9	) bps
Return on average total tangible assets, excluding restructuring charges and special items[1]	0.68	0.67	0.69	0.69	0.66	1	bps		2	bps		0.68	0.64	4	bps
Effective income tax rate	34.12	32.69	33.68	30.56	30.81	143	bps		331	bps		33.54	32.16	138	bps
Efficiency ratio[1]	66.02	70.02	68.49	69.88	69.84	(400	) bps		(382	) bps		68.17	67.58	59	bps
Efficiency ratio, excluding restructuring charges and special items[1]	66.02	66.70	67.65	67.11	68.02	(68	) bps		(200	) bps		66.78	69.23	(245	) bps
CAPITAL RATIOS - PERIOD END (PRELIMINARY)[2]
CET1 capital ratio[3]	11.8%	11.8%	12.2%	12.4%	12.9%
Tier 1 capital ratio	12.0	12.1	12.2	12.4	12.9
Total capital ratio	15.4	15.3	15.5	15.8	16.1
Tier 1 leverage ratio	10.4	10.4	10.5	10.6	10.9
SELECTED BALANCE SHEET DATA (PERIOD END)
Total assets	$135,447	$137,251	$136,535	$132,857	$131,341	($1,804)		(1%)	$4,106		3%	$135,447	$131,341	$4,106		3%
Loans and leases:
Commercial	45,269	45,068	43,982	43,226	41,470	201		—	3,799		9	45,269	41,470	3,799		9
Retail	52,162	51,470	50,512	50,184	49,279	692		1	2,883		6	52,162	49,279	2,883		6

Total loans and leases	97,431	96,538	94,494	93,410	90,749	893		1	6,682		7	97,431	90,749	6,682		7
Deposits	$101,866	$100,615	$98,990	$95,707	$93,463	$1,251		1	$8,403		9	$101,866	$93,463	$8,403		9
Long-term borrowed funds	4,153	3,890	3,904	4,642	2,062	263		7	2,091		101	4,153	2,075	2,078		100
Total stockholders’ equity	19,600	19,586	19,564	19,268	19,383	14		—	217		1	19,600	19,383	217		1
Loans-to-deposits ratio (period-end balances)[4]	96.06%	96.64%	95.84%	97.89%	97.32%	(58	) bps		(126	) bps		96.06%	97.32%	(126	) bps
Loans-to-deposits ratio (average balances)[4]	96.29	97.49	98.58	97.34	98.01	(120	) bps		(172	) bps		97.43	96.82	61	bps
Full-time equivalent employees	17,817	17,903	17,792	17,677	17,852	(86)		—	(35)		—	17,817	17,852	(35)		—

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.
[2]	Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components after January 1, 2015 are prepared using the Basel III standardized transitional approach. The capital ratios and associated components for periods December 31, 2014 and prior are prepared under the Basel I general capital rule.
[3]	Common equity tier 1 (“CET1”) capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.
[4]	Ratios include both loans and leases held for sale and deposits held for sale.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						3Q15 Change						2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15		3Q14		2015	2014	2014
						$	%	$	%			$	%
INTEREST INCOME:
Interest and fees on loans and leases	$812	$790	$779	$777	$754	$22	3%	$58	8%	$2,381	$2,235	$146	7%
Interest and fees on loans held for sale	3	3	2	1	2	—	—	1	50	8	4	4	100
Interest and fees on other loans held for sale	3	3	1	1	—	—	—	3	—	7	22	(15)	(68)
Investment securities	154	155	159	161	155	(1)	(1)	(1)	(1)	468	458	10	2
Interest-bearing deposits in banks	2	1	1	1	2	1	100	—	—	4	4	—	—

Total interest income	974	952	942	941	913	22	2	61	7	2,868	2,723	145	5

INTEREST EXPENSE:
Deposits	65	60	52	48	41	5	8	24	59	177	108	69	64
Deposits held for sale	—	—	—	—	—	—	—	—	—	—	4	(4)	(100)
Federal funds purchased and securities sold under agreements to repurchase	4	2	7	7	9	2	100	(5)	(56)	13	25	(12)	(48)
Other short-term borrowed funds	17	19	15	19	21	(2)	(11)	(4)	(19)	51	70	(19)	(27)
Long-term borrowed funds	32	31	32	27	22	1	3	10	45	95	55	40	73

Total interest expense	118	112	106	101	93	6	5	25	27	336	262	74	28

Net interest income	856	840	836	840	820	16	2	36	4	2,532	2,461	71	3

NONINTEREST INCOME:
Service charges and fees	145	139	135	144	144	6	4	1	1	419	430	(11)	(3)
Card fees	60	60	52	58	58	—	—	2	3	172	175	(3)	(2)
Trust and investment services fees	41	41	36	38	39	—	—	2	5	118	120	(2)	(2)
Mortgage banking fees	18	30	33	16	21	(12)	(40)	(3)	(14)	81	55	26	47
Capital markets fees	21	30	22	25	22	(9)	(30)	(1)	(5)	73	66	7	11
Foreign exchange and trade finance fees	22	22	23	25	26	—	—	(4)	(15)	67	70	(3)	(4)
Bank-owned life insurance income	14	14	12	13	13	—	—	1	8	40	36	4	11
Securities gains, net	2	9	8	1	2	(7)	(78)	—	—	19	27	(8)	(30)
Other income	30	15	26	19	16	15	100	14	88	71	360	(289)	(80)

Total noninterest income	353	360	347	339	341	(7)	(2)	12	4	1,060	1,339	(279)	(21)

TOTAL REVENUE	1,209	1,200	1,183	1,179	1,161	9	1	48	4	3,592	3,800	(208)	(5)
Provision for credit losses	76	77	58	72	77	(1)	(1)	(1)	(1)	211	247	(36)	(15)
NONINTEREST EXPENSE:
Salaries and employee benefits	404	411	419	397	409	(7)	(2)	(5)	(1)	1,234	1,281	(47)	(4)
Outside services	89	99	79	106	106	(10)	(10)	(17)	(16)	267	314	(47)	(15)
Occupancy	75	90	80	81	77	(15)	(17)	(2)	(3)	245	245	—	—
Equipment expense	62	65	63	63	58	(3)	(5)	4	7	190	187	3	2
Amortization of software	35	37	36	43	38	(2)	(5)	(3)	(8)	108	102	6	6
Other operating expense	133	139	133	134	122	(6)	(4)	11	9	405	439	(34)	(8)

Total noninterest expense	798	841	810	824	810	(43)	(5)	(12)	(1)	2,449	2,568	(119)	(5)

Income before income tax expense	335	282	315	283	274	53	19	61	22	932	985	(53)	(5)
Income tax expense	115	92	106	86	85	23	25	30	35	313	317	(4)	(1)

NET INCOME	$220	$190	$209	$197	$189	$30	16%	$31	16%	$619	$668	($49)	(7%)

Net income, excluding restructuring charges and special items[1]	$220	$215	$215	$217	$202	$5	2%	$18	9%	$650	$573	$77	13%

Net income available to common stockholders	$213	$190	$209	$197	$189	$23	12%	$24	13	$612	$668	($56)	(8)

Net income available to common stockholders, excluding restructuring charges and special items[1]	$213	$215	$215	$217	$202	($2)	(1%)	$11	5%	$643	$573	$70	12%

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

CONSOLIDATED BALANCE SHEETS (unaudited)

(dollars in millions)

PERIOD END BALANCES	AS OF					SEPT 30, 2015 CHANGE
	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2014	June 30, 2015		Sept 30, 2014
						$	%	$	%
ASSETS:
Cash and due from banks	$1,067	$961	$954	$1,171	$993	$106	11%	$74	7%
Interest-bearing cash and due from banks	689	1,908	4,050	2,105	1,896	(1,219)	(64)	(1,207)	(64)
Interest-bearing deposits in banks	363	186	615	370	292	177	95	71	24
Securities available for sale, at fair value	18,197	18,662	19,041	18,656	18,666	(465)	(2)	(469)	(3)
Securities held to maturity	5,285	5,567	5,178	5,148	5,289	(282)	(5)	(4)	—
Trading securities	45	38	35	28	37	7	18	8	22
Other investment securities	827	866	867	872	893	(39)	(5)	(66)	(7)
Loans held for sale, at fair value	369	397	322	256	205	(28)	(7)	164	80
Other loans held for sale	51	300	54	25	3	(249)	(83)	48	1,600
Loans and leases	97,431	96,538	94,494	93,410	90,749	893	1	6,682	7
Less: Allowance for loan and lease losses	(1,201)	(1,201)	(1,202)	(1,195)	(1,201)	—	—	—	—

Net loans and leases	96,230	95,337	93,292	92,215	89,548	893	1	6,682	7
Derivative assets	838	665	742	629	547	173	26	291	53
Premises and equipment	560	580	584	595	541	(20)	(3)	19	4
Bank-owned life insurance	1,553	1,543	1,535	1,527	1,370	10	1	183	13
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—
Due from broker	—	939	—	—	2,067	(939)	(100)	(2,067)	(100)
Other assets	2,497	2,426	2,390	2,384	2,118	71	3	379	18

TOTAL ASSETS	$135,447	$137,251	$136,535	$132,857	$131,341	($1,804)	(1%)	$4,106	3%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Noninterest-bearing	$27,373	$26,678	$26,670	$26,086	$25,877	$695	3%	$1,496	6%
Interest-bearing	74,493	73,937	72,320	69,621	67,586	556	1	6,907	10

Total deposits	101,866	100,615	98,990	95,707	93,463	1,251	1	8,403	9
Federal funds purchased and securities sold under agreements to repurchase	1,293	3,784	4,421	4,276	5,184	(2,491)	(66)	(3,891)	(75)
Other short-term borrowed funds	5,861	6,762	7,004	6,253	6,715	(901)	(13)	(854)	(13)
Derivative liabilities	641	556	616	612	638	85	15	3	—
Deferred taxes, net	637	558	586	493	354	79	14	283	80
Long-term borrowed funds	4,153	3,890	3,904	4,642	2,062	263	7	2,091	101
Due to broker	—	—	61	—	2,087	—	—	(2,087)	(100)
Other liabilities	1,396	1,500	1,389	1,606	1,455	(104)	(7)	(59)	(4)

TOTAL LIABILITIES	115,847	117,665	116,971	113,589	111,958	(1,818)	(2)	3,889	3
STOCKHOLDERS’ EQUITY:
Preferred stock:
$25.00 par value, 100,000,000 shares authorized	247	247	—	—	—	—	—	—	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,718	18,714	18,707	18,676	18,660	4	—	58	—
Retained earnings	1,745	1,585	1,448	1,294	1,152	160	10	593	51
Treasury stock, at cost	(857)	(607)	(357)	(336)	—	(250)	(41)	(857)	—
Accumulated other comprehensive loss	(259)	(359)	(240)	(372)	(435)	100	28	176	40

TOTAL STOCKHOLDERS’ EQUITY	19,600	19,586	19,564	19,268	19,383	14	—	217	1

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$135,447	$137,251	$136,535	$132,857	$131,341	($1,804)	(1%)	$4,106	3%

Memo: Total tangible common equity[1]	$12,939	$12,909	$13,117	$12,806	$12,900	$30	—%	$39	—%

[1]	This is a non-GAAP financial measure. For further information on this measure, refer to page 30.

LOANS AND DEPOSITS

(dollars in millions)

PERIOD END BALANCES	AS OF					SEPT 30, 2015 CHANGE
	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2014	June 30, 2015		Sept 30, 2014
						$	%	$	%
LOANS AND LEASES:
Commercial	$32,726	$33,027	$32,249	$31,431	$30,356	($301)	(1%)	$2,370	8%
Commercial real estate	8,678	8,157	7,863	7,809	7,239	521	6	1,439	20
Leases	3,865	3,884	3,870	3,986	3,875	(19)	—	(10)	—

Total commercial	45,269	45,068	43,982	43,226	41,470	201	—	3,799	9

Residential mortgages	12,792	12,253	11,808	11,832	11,265	539	4	1,527	14
Home equity loans	2,842	3,022	3,212	3,424	3,635	(180)	(6)	(793)	(22)
Home equity lines of credit	14,707	14,917	15,127	15,423	15,558	(210)	(1)	(851)	(5)
Home equity loans serviced by others[1]	1,054	1,126	1,192	1,228	1,290	(72)	(6)	(236)	(18)
Home equity lines of credit serviced by others[1]	441	494	544	550	580	(53)	(11)	(139)	(24)
Automobile	13,876	13,727	13,179	12,706	12,080	149	1	1,796	15
Student	3,846	3,355	2,852	2,256	2,069	491	15	1,777	86
Credit card	1,628	1,613	1,588	1,693	1,676	15	1	(48)	(3)
Other retail	976	963	1,010	1,072	1,126	13	1	(150)	(13)

Total retail	52,162	51,470	50,512	50,184	49,279	692	1	2,883	6

Total loans and leases	$97,431	$96,538	$94,494	$93,410	$90,749	$893	1%	$6,682	7%

Loans held for sale, at fair value	$369	$397	$322	$256	$205	($28)	(7%)	$164	80%
Other loans held for sale	51	300	54	25	3	(249)	(83)	48	1,600

Loans and loans held for sale	$97,851	$97,235	$94,870	$93,691	$90,957	$616	1%	$6,894	8%

DEPOSITS:
Demand	$27,373	$26,678	$26,670	$26,086	$25,877	$695	3%	$1,496	6%
Checking with interest	18,350	17,114	16,738	16,394	15,449	1,236	7	2,901	19
Regular savings	8,011	8,080	8,398	7,824	7,655	(69)	(1)	356	5
Money market accounts	35,539	35,735	34,543	33,345	32,870	(196)	(1)	2,669	8
Term deposits	12,593	13,008	12,641	12,058	11,612	(415)	(3)	981	8

Total deposits	$101,866	$100,615	$98,990	$95,707	$93,463	$1,251	1	$8,403	9

[1]	Our Serviced by Others (“SBO”) portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(dollars in millions)

AVERAGE BALANCES	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						3Q15 Change						2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15		3Q14		2015	2014	2014
						$	%	$	%			$	%
ASSETS:
Interest-bearing cash and due from banks and deposits in banks	$1,322	$2,054	$2,092	$1,784	$2,685	($732)	(36%)	($1,363)	(51%)	$1,820	$2,224	($404)	(18%)

Taxable investment securities	24,440	25,081	24,955	24,658	24,648	(641)	(3)	(208)	(1)	24,824	24,205	619	3
Non-taxable investment securities	9	10	10	10	10	(1)	(10)	(1)	(10)	10	11	(1)	(9)

Total investment securities	24,449	25,091	24,965	24,668	24,658	(642)	(3)	(209)	(1)	24,834	24,216	618	3

Investment securities and interest-bearing deposits	25,771	27,145	27,057	26,452	27,343	(1,374)	(5)	(1,572)	(6)	26,654	26,440	214	1

Commercial	32,832	32,855	31,911	30,962	30,186	(23)	—	2,646	9	32,536	29,666	2,870	10
Commercial real estate	8,406	7,947	7,700	7,427	7,216	459	6	1,190	16	8,020	7,067	953	13
Leases	3,936	3,894	3,895	3,874	3,789	42	1	147	4	3,909	3,743	166	4

Total commercial	45,174	44,696	43,506	42,263	41,191	478	1	3,983	10	44,465	40,476	3,989	10

Residential mortgages	12,470	11,980	11,855	11,647	11,001	490	4	1,469	13	12,104	10,420	1,684	16
Home equity loans	2,928	3,138	3,332	3,527	3,743	(210)	(7)	(815)	(22)	3,117	3,994	(877)	(22)
Home equity lines of credit	14,813	15,084	15,310	15,490	15,572	(271)	(2)	(759)	(5)	15,059	15,572	(513)	(3)
Home equity loans serviced by others[1]	1,086	1,134	1,193	1,252	1,317	(48)	(4)	(231)	(18)	1,151	1,386	(235)	(17)
Home equity lines of credit serviced by others[1]	425	469	522	561	591	(44)	(9)	(166)	(28)	479	626	(147)	(23)
Automobile	13,810	13,484	12,933	12,403	11,438	326	2	2,372	21	13,412	10,542	2,870	27
Student	3,530	3,029	2,623	2,142	1,983	501	17	1,547	78	3,064	2,150	914	43
Credit cards	1,616	1,606	1,637	1,663	1,661	10	1	(45)	(3)	1,620	1,647	(27)	(2)
Other retail	939	986	1,041	1,097	1,153	(47)	(5)	(214)	(19)	988	1,216	(228)	(19)

Total retail	51,617	50,910	50,446	49,782	48,459	707	1	3,158	7	50,994	47,553	3,441	7

Total loans and leases	96,791	95,606	93,952	92,045	89,650	1,185	1	7,141	8	95,459	88,029	7,430	8
Loans held for sale, at fair value	327	308	242	213	176	19	6	151	86	293	146	147	101
Other loans held for sale	128	146	91	20	27	(18)	(12)	101	374	122	715	(593)	(83)

Interest-earning assets	123,017	123,205	121,342	118,730	117,196	(188)	—	5,821	5	122,528	115,330	7,198	6
Allowance for loan and lease losses	(1,197)	(1,198)	(1,192)	(1,195)	(1,202)	1	—	5	—	(1,196)	(1,242)	46	4
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Other noninterest-earning assets	6,407	6,638	6,299	6,260	5,821	(231)	(3)	586	10	6,447	5,634	813	14

Total noninterest-earning assets	12,086	12,316	11,983	11,941	11,495	(230)	(2)	591	5	12,127	11,268	859	8

TOTAL ASSETS	$135,103	$135,521	$133,325	$130,671	$128,691	($418)	—%	$6,412	5%	$134,655	$126,598	$8,057	6%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Checking with interest	$16,934	$16,561	$16,039	$15,718	$15,155	$373	2%	$1,779	12%	$16,515	$14,099	$2,416	17%
Money market and savings	44,572	42,977	41,666	40,856	40,096	1,595	4	4,476	11	43,082	39,149	3,933	10
Term deposits	12,730	12,576	12,184	11,892	10,596	154	1	2,134	20	12,498	9,786	2,712	28

Total interest-bearing deposits	74,236	72,114	69,889	68,466	65,847	2,122	3	8,389	13	72,095	63,034	9,061	14
Interest-bearing deposits held for sale	—	—	—	—	—	—	—	—	—	—	2,621	(2,621)	(100)
Federal funds purchased and securities sold under agreements to repurchase[2]	2,880	4,372	4,607	5,075	6,305	(1,492)	(34)	(3,425)	(54)	3,947	5,908	(1,961)	(33)
Other short-term borrowed funds	5,062	6,498	6,969	6,119	6,740	(1,436)	(22)	(1,678)	(25)	6,169	5,479	690	13
Long-term borrowed funds	4,059	3,902	3,930	2,834	1,951	157	4	2,108	108	3,964	1,594	2,370	149

Total borrowed funds	12,001	14,772	15,506	14,028	14,996	(2,771)	(19)	(2,995)	(20)	14,080	12,981	1,099	8

Total interest-bearing liabilities	86,237	86,886	85,395	82,494	80,843	(649)	(1)	5,394	7	86,175	78,636	7,539	10
Total demand deposits	26,754	26,419	25,756	26,331	25,829	335	1	925	4	26,313	25,540	773	3
Demand deposits held for sale	—	—	—	—	—	—	—	—	—	—	618	(618)	(100)
Other liabilities	2,604	2,592	2,767	2,637	2,608	12	—	(4)	—	2,654	2,341	313	13

TOTAL LIABILITIES	115,595	115,897	113,918	111,462	109,280	(302)	—	6,315	6	115,142	107,135	8,007	7

STOCKHOLDERS’ EQUITY	19,508	19,624	19,407	19,209	19,411	(116)	(1)	97	—	19,513	19,463	50	—

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$135,103	$135,521	$133,325	$130,671	$128,691	($418)	—%	$6,412	5%	$134,655	$126,598	$8,057	6%

Memo: Total average tangible common equity[3]	$12,834	$12,947	$12,948	$12,730	$12,913	($113)	(1%)	($79)	(1%)	$12,909	$12,948	($39)	—%

Total deposits (interest-bearing and demand)	$100,990	$98,533	$95,645	$94,797	$91,676	$2,457	2%	$9,314	10%	$98,408	$91,813	$6,595	7%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.
[3]	This is a non-GAAP financial measure. For further information on this measure, refer to page 30.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(dollars in millions, except rates)

	QUARTERLY TRENDS										FOR THE NINE MONTHS ENDED SEPT 30,
AVERAGE ANNUALIZED YIELDS & RATES	3Q15		2Q15		1Q15		4Q14		3Q14		2015		2014
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS:
Interest-bearing deposits in banks	0.44%	$2	0.22%	$1	0.19%	$1	0.20%	$1	0.23%	$2	0.26%	$4	0.23%	$4

Taxable investment securities	2.52	154	2.47	155	2.55	159	2.61	161	2.51	155	2.52	468	2.52	458
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.59	—	2.60	—	2.60	—

Total investment securities	2.52	154	2.47	155	2.55	159	2.61	161	2.51	155	2.52	468	2.52	458

Investment securities and interest-bearing deposits		156		156		160		162		157		472		462

Commercial	2.89	243	2.83	235	2.84	226	2.90	229	2.89	223	2.85	704	2.98	671
Commercial real estate	2.50	54	2.55	51	2.59	50	2.55	48	2.46	46	2.54	155	2.51	134
Leases	2.45	24	2.56	25	2.53	25	2.65	26	2.68	25	2.51	74	2.75	77

Total commercial	2.78	321	2.75	311	2.77	301	2.82	303	2.80	294	2.77	933	2.88	882

Residential mortgages	3.76	117	3.76	113	3.79	112	3.88	113	3.92	108	3.77	342	3.99	312
Home equity loans	5.32	40	5.43	42	5.40	44	5.31	47	5.31	50	5.41	126	5.28	158
Home equity lines of credit	2.97	111	2.94	110	2.94	111	2.94	114	2.90	113	2.95	332	2.87	334
Home equity loans serviced by others[1]	6.93	19	7.04	20	7.09	21	6.88	22	6.64	22	6.94	60	6.72	70
Home equity lines of credit serviced by others[1]	2.30	3	2.56	3	2.58	3	2.70	4	2.62	4	2.45	9	2.68	13
Automobile	2.75	95	2.68	90	2.78	89	2.64	83	2.57	74	2.73	274	2.53	200
Student	5.01	45	5.05	38	5.13	33	5.07	27	4.99	25	5.06	116	4.63	75
Credit cards	10.95	44	10.92	44	11.10	45	10.28	43	9.99	42	10.99	133	10.09	124
Other retail	7.72	17	7.61	19	7.59	20	7.49	21	7.46	22	7.64	56	7.41	67

Total retail	3.79	491	3.77	479	3.83	478	3.79	474	3.78	460	3.80	1,448	3.80	1,353

Total loans and leases	3.32	812	3.30	790	3.34	779	3.34	777	3.33	754	3.32	2,381	3.38	2,235
Loans held for sale, at fair value	3.69	3	3.41	3	3.29	2	3.41	1	3.46	2	3.48	8	3.44	4
Other loans held for sale	6.96	3	7.79	3	6.85	1	5.96	1	5.44	—	7.27	7	4.10	22

Total interest-earning assets	3.13	974	3.08	952	3.12	942	3.14	941	3.08	913	3.11	2,868	3.14	2,723
INTEREST-BEARING LIABILITIES:
Checking with interest	0.12	5	0.11	5	0.11	4	0.11	4	0.09	4	0.11	14	0.07	8
Money market and savings	0.29	33	0.27	29	0.25	25	0.22	23	0.21	21	0.27	87	0.18	54
Term deposits	0.84	27	0.81	26	0.78	23	0.70	21	0.61	16	0.81	76	0.63	46

Total interest-bearing deposits	0.34	65	0.33	60	0.31	52	0.28	48	0.25	41	0.33	177	0.23	108
Interest-bearing deposits held for sale	—	—	—	—	—	—	—	—	—	—	—	—	0.22	4
Federal funds purchased and securities sold under agreements to repurchase[2]	0.52	4	0.22	2	0.60	7	0.54	7	0.54	9	0.44	13	0.55	25
Other short-term borrowed funds	1.32	17	1.18	19	0.83	15	1.23	19	1.21	21	1.09	51	1.69	70
Long-term borrowed funds	3.16	32	3.19	31	3.27	32	3.93	27	4.50	22	3.21	95	4.57	55

Total borrowed funds	1.75	53	1.43	52	1.38	54	1.53	53	1.36	52	1.50	159	1.52	150

Total interest-bearing liabilities	0.54	118	0.52	112	0.50	106	0.49	101	0.45	93	0.52	336	0.44	262
INTEREST RATE SPREAD	2.59%		2.56%		2.62%		2.65%		2.63%		2.59%		2.70%
NET INTEREST MARGIN	2.76		2.72		2.77		2.80		2.77		2.75		2.84
Memo: Total deposit costs	0.25	65	0.24	60	0.22	52	0.20	48	0.18	41	0.24	177	0.16	112

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(dollars in millions, except ratios)

	THIRD QUARTER 2015				SECOND QUARTER 2015				CHANGE
									3Q15 from 2Q15
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$		%
Net interest income	$556	$299	$1	$856	$544	$286	$10	$840	$16		2%
Noninterest income	235	100	18	353	230	108	22	360	(7)		(2)

Total revenue	791	399	19	1,209	774	394	32	1,200	9		1
Noninterest expense	623	175	—	798	613	181	47	841	(43)		(5)

Profit (loss) before provision for credit losses	168	224	19	411	161	213	(15)	359	52		14
Provision for credit losses	64	3	9	76	60	7	10	77	(1)		(1)

Income (loss) before income tax expense (benefit)	104	221	10	335	101	206	(25)	282	53		19
Income tax expense (benefit)	36	76	3	115	35	71	(14)	92	23		25

Net income (loss)	$68	$145	$7	$220	$66	$135	($11)	$190	$30		16%

Average Balances
Total assets	$53,206	$43,113	$38,784	$135,103	$52,489	$42,617	$40,415	$135,521	($418)		—%
Total loans and leases[2]	51,886	41,993	3,367	97,246	51,024	41,467	3,569	96,060	1,186		1
Deposits	70,527	24,604	5,859	100,990	69,963	22,717	5,853	98,533	2,457		2
Interest-earning assets	51,928	42,070	29,019	123,017	51,061	41,535	30,609	123,205	(188)		—
Key Metrics
Net interest margin	4.25%	2.81%	NM	2.76%	4.28%	2.76%	NM	2.72%	4	bps
Efficiency ratio[4]	78.72	43.75	NM	66.02	79.25	46.07	NM	70.02	(400	) bps
Loans-to-deposits ratio (average balances)	73.57	170.68	NM	96.29	72.93	182.54	NM	97.49	(120	) bps
Return on average total tangible assets[4]	0.51	1.34	NM	0.68	0.51	1.27	NM	0.59	9	bps
Return on average tangible common equity[3,4]	5.67	12.24	NM	6.60	5.66	11.69	NM	5.90	70	bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(dollars in millions, except ratios)

	THIRD QUARTER 2015				THIRD QUARTER 2014				CHANGE
									3Q15 from 3Q14
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$		%
Net interest income	$556	$299	$1	$856	$532	$270	$18	$820	$36		4%
Noninterest income	235	100	18	353	226	104	11	341	12		4

Total revenue	791	399	19	1,209	758	374	29	1,161	48		4
Noninterest expense	623	175	—	798	609	162	39	810	(12)		(1)

Profit (loss) before provision for credit losses	168	224	19	411	149	212	(10)	351	60		17
Provision for credit losses	64	3	9	76	66	—	11	77	(1)		(1)

Income (loss) before income tax expense (benefit)	104	221	10	335	83	212	(21)	274	61		22
Income tax expense (benefit)	36	76	3	115	29	73	(17)	85	30		35

Net income (loss)	$68	$145	$7	$220	$54	$139	($4)	$189	$31		16%

Average Balances
Total assets	$53,206	$43,113	$38,784	$135,103	$49,012	$38,854	$40,825	$128,691	$6,412		5%
Total loans and leases[2]	51,886	41,993	3,367	97,246	47,848	37,787	4,218	89,853	7,393		8
Deposits	70,527	24,604	5,859	100,990	65,609	20,985	5,082	91,676	9,314		10
Interest-earning assets	51,928	42,070	29,019	123,017	47,885	37,927	31,384	117,196	5,821		5
Key Metrics
Net interest margin	4.25%	2.81%	NM	2.76%	4.40%	2.82%	NM	2.77%	(1	) bps
Efficiency ratio[4]	78.72	43.75	NM	66.02	80.42	43.35	NM	69.84	(382	) bps
Loans-to-deposits ratio (average balances)	73.57	170.68	NM	96.29	72.93	180.06	NM	98.01	(172	) bps
Return on average total tangible assets[4]	0.51	1.34	NM	0.68	0.44	1.42	NM	0.61	7	bps
Return on average tangible common equity[3,4]	5.67	12.24	NM	6.60	4.57	13.10	NM	5.81	79	bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(dollars in millions, except ratios)

	NINE MONTHS ENDED SEPT 30, 2015				NINE MONTHS ENDED SEPT 30, 2014				CHANGE
									2015 from 2014
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$		%
Net interest income	$1,633	$861	$38	$2,532	$1,615	$790	$56	$2,461	$71		3%
Noninterest income	684	308	68	1,060	681	318	340	1,339	(279)		(21)

Total revenue	2,317	1,169	106	3,592	2,296	1,108	396	3,800	(208)		(5)
Noninterest expense	1,832	529	88	2,449	1,902	472	194	2,568	(119)		(5)

Profit before provision for credit losses	485	640	18	1,143	394	636	202	1,232	(89)		(7)
Provision for credit losses	187	(11)	35	211	195	(7)	59	247	(36)		(15)

Income (loss) before income tax expense (benefit)	298	651	(17)	932	199	643	143	985	(53)		(5)
Income tax expense (benefit)	103	224	(14)	313	69	222	26	317	(4)		(1)

Net income (loss)	$195	$427	($3)	$619	$130	$421	$117	$668	($49)		(7%)

Average Balances
Total assets	$52,438	$42,451	$39,766	$134,655	$48,398	$37,951	$40,249	$126,598	$8,057		6%
Total loans and leases[2]	51,062	41,240	3,572	95,874	47,203	37,263	4,424	88,890	6,984		8
Deposits[3]	69,347	23,094	5,967	98,408	68,834	18,941	4,038	91,813	6,595		7
Interest-earning assets	51,100	41,323	30,105	122,528	47,236	37,395	30,699	115,330	7,198		6
Key Metrics
Net interest margin	4.27%	2.78%	NM	2.75%	4.57%	2.82%	NM	2.84%	(9	) bps
Efficiency ratio[5]	79.07	45.26	NM	68.17	82.82	42.62	NM	67.58	59	bps
Loans-to-deposits ratio (average balances)	73.63	178.58	NM	97.43	68.58	196.74	NM	96.82	61	bps
Return on average total tangible assets[5]	0.50	1.35	NM	0.65	0.36	1.48	NM	0.74	(9	) bps
Return on average tangible common equity[4,5]	5.55	12.35	NM	6.34	3.76	13.67	NM	6.90	(56	) bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Includes deposits held for sale.
[4]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[5]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPT 30,
CONSUMER BANKING						3Q15 Change								2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15			3Q14			2015	2014	2014
						$		%	$		%			$		%
Net interest income	$556	$544	$533	$536	$532	$12		2%	$24		5%	$1,633	$1,615	$18		1%
Noninterest income	235	230	219	218	226	5		2	9		4	684	681	3		—

Total revenue	791	774	752	754	758	17		2	33		4	2,317	2,296	21		1
Noninterest expense	623	613	596	611	609	10		2	14		2	1,832	1,902	(70)		(4)

Profit before provision for credit losses	168	161	156	143	149	7		4	19		13	485	394	91		23
Provision for credit losses	64	60	63	64	66	4		7	(2)		(3)	187	195	(8)		(4)

Income before income tax expense	104	101	93	79	83	3		3	21		25	298	199	99		50
Income tax expense	36	35	32	27	29	1		3	7		24	103	69	34		49

Net income	$68	$66	$61	$52	$54	$2		3%	$14		26%	$195	$130	$65		50%

Average Balances
Total assets	$53,206	$52,489	$51,602	$50,546	$49,012	$717		1%	$4,194		9%	$52,438	$48,398	$4,040		8%
Total loans and leases[1]	51,886	51,024	50,260	49,351	47,848	862		2	4,038		8	51,062	47,203	3,859		8
Deposits[2]	70,527	69,963	67,518	66,374	65,609	564		1	4,918		7	69,347	68,834	513		1
Interest-earning assets	51,928	51,061	50,294	49,382	47,885	867		2	4,043		8	51,100	47,236	3,864		8
Key Metrics
Net interest margin	4.25%	4.28%	4.30%	4.31%	4.40%	(3	) bps		(15	) bps		4.27%	4.57%	(30	) bps
Efficiency ratio[4]	78.72	79.25	79.25	81.09	80.42	(53	) bps		(170	) bps		79.07	82.82	(375	) bps
Loans-to-deposits ratio (average balances)	73.57	72.93	74.44	74.35	72.93	64	bps		64	bps		73.63	68.58	505	bps
Return on average total tangible assets[4]	0.51	0.51	0.48	0.40	0.44	—			7	bps		0.50	0.36	14	bps
Return on average tangible common equity[3,4]	5.67	5.66	5.30	4.30	4.57	1	bps		110	bps		5.55	3.76	179	bps

[1]	Includes loans and leases held for sale.
[2]	Includes deposits held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPT 30,
COMMERCIAL BANKING						3Q15 Change								2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15			3Q14			2015	2014	2014
						$		%	$		%			$		%
Net interest income	$299	$286	$276	$283	$270	$13		5%	$29		11%	$861	$790	$71		9%
Noninterest income	100	108	100	111	104	(8)		(7)	(4)		(4)	308	318	(10)		(3)

Total revenue	399	394	376	394	374	5		1	25		7	1,169	1,108	61		6
Noninterest expense	175	181	173	180	162	(6)		(3)	13		8	529	472	57		12

Profit before provision for credit losses	224	213	203	214	212	11		5	12		6	640	636	4		1
Provision for credit losses	3	7	(21)	1	—	(4)		(57)	3		NM	(11)	(7)	(4)		(57)

Income before income tax expense	221	206	224	213	212	15		7	9		4	651	643	8		1
Income tax expense	76	71	77	73	73	5		7	3		4	224	222	2		1

Net income	$145	$135	$147	$140	$139	$10		7%	$6		4%	$427	$421	$6		1%

Average Balances
Total assets	$43,113	$42,617	$41,606	$40,061	$38,854	$496		1%	$4,259		11%	$42,451	$37,951	$4,500		12%
Total loans and leases[1]	41,993	41,467	40,241	38,926	37,787	526		1	4,206		11	41,240	37,263	3,977		11
Deposits[2]	24,604	22,717	21,932	22,500	20,985	1,887		8	3,619		17	23,094	18,941	4,153		22
Interest-earning assets	42,070	41,535	40,344	39,039	37,927	535		1	4,143		11	41,323	37,395	3,928		11
Key Metrics
Net interest margin	2.81%	2.76%	2.77%	2.87%	2.82%	5	bps		(1	) bps		2.78%	2.82%	(4	) bps
Efficiency ratio[4]	43.75	46.07	46.01	45.48	43.35	(232	) bps		40	bps		45.26	42.62	264	bps
Loans-to-deposits ratio (average balances)	170.68	182.54	183.48	173.01	180.06	(1,186	) bps		(938	) bps		178.58	196.74	(1,816	) bps
Return on average total tangible assets[4]	1.34	1.27	1.43	1.38	1.42	7	bps		(8	) bps		1.35	1.48	(13	) bps
Return on average tangible common equity[3,4]	12.24	11.69	13.15	12.76	13.10	55	bps		(86	) bps		12.35	13.67	(132	) bps

[1]	Includes loans and leases held for sale.
[2]	Includes deposits held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
OTHER[1]						3Q15 Change						2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15		3Q14		2015	2014	2014
						$	%	$	%			$	%
Net interest income	$1	$10	$27	$21	$18	($9)	(90%)	($17)	(94%)	$38	$56	($18)	(32%)
Noninterest income	18	22	28	10	11	(4)	(18)	7	64	68	340	(272)	(80)

Total revenue	19	32	55	31	29	(13)	(41)	(10)	(34)	106	396	(290)	(73)
Noninterest expense	—	47	41	33	39	(47)	(100)	(39)	(100)	88	194	(106)	(55)

Profit (loss) before provision for credit losses	19	(15)	14	(2)	(10)	34	227	29	290	18	202	(184)	(91)
Provision for credit losses	9	10	16	7	11	(1)	(10)	(2)	(18)	35	59	(24)	(41)

Income (loss) before income tax expense (benefit)	10	(25)	(2)	(9)	(21)	35	140	31	148	(17)	143	(160)	(112)
Income tax expense (benefit)	3	(14)	(3)	(14)	(17)	17	121	20	118	(14)	26	(40)	(154)

Net income (loss)	$7	($11)	$1	$5	($4)	$18	164%	$11	275%	($3)	$117	($120)	(103%)

Average Balances
Total assets	$38,784	$40,415	$40,117	$40,064	$40,825	($1,631)	(4%)	($2,041)	(5%)	$39,766	$40,249	($483)	(1%)
Total loans and leases	3,367	3,569	3,784	4,001	4,218	(202)	(6)	(851)	(20)	3,572	4,424	(852)	(19)
Deposits	5,859	5,853	6,195	5,923	5,082	6	—	777	15	5,967	4,038	1,929	48
Interest-earning assets	29,019	30,609	30,704	30,309	31,384	(1,590)	(5)	(2,365)	(8)	30,105	30,699	(594)	(2)

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATED

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPT 30,
CONSOLIDATED						3Q15 Change								2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15			3Q14			2015	2014	2014
						$		%	$		%			$		%
Net interest income	$856	$840	$836	$840	$820	$16		2%	$36		4%	$2,532	$2,461	$71		3%
Noninterest income	353	360	347	339	341	(7)		(2)	12		4	1,060	1,339	(279)		(21)

Total revenue	1,209	1,200	1,183	1,179	1,161	9		1	48		4	3,592	3,800	(208)		(5)
Noninterest expense	798	841	810	824	810	(43)		(5)	(12)		(1)	2,449	2,568	(119)		(5)

Profit before provision for credit losses	411	359	373	355	351	52		14	60		17	1,143	1,232	(89)		(7)
Provision for credit losses	76	77	58	72	77	(1)		(1)	(1)		(1)	211	247	(36)		(15)

Income before income tax expense	335	282	315	283	274	53		19	61		22	932	985	(53)		(5)
Income tax expense	115	92	106	86	85	23		25	30		35	313	317	(4)		(1)

Net income	$220	$190	$209	$197	$189	$30		16%	$31		16%	$619	$668	($49)		(7%)

Average Balances
Total assets	$135,103	$135,521	$133,325	$130,671	$128,691	($418)		—%	$6,412		5%	$134,655	$126,598	$8,057		6%
Total loans and leases[1]	97,246	96,060	94,285	92,278	89,853	1,186		1	7,393		8	95,874	88,890	6,984		8
Deposits[2]	100,990	98,533	95,645	94,797	91,676	2,457		2	9,314		10	98,408	91,813	6,595		7
Interest-earning assets	123,017	123,205	121,342	118,730	117,196	(188)		—	5,821		5	122,528	115,330	7,198		6
Key Metrics
Net interest margin	2.76%	2.72%	2.77%	2.80%	2.77%	4	bps		(1	) bps		2.75%	2.84%	(9	) bps
Efficiency ratio[3]	66.02	70.02	68.49	69.88	69.84	(400	) bps		(382	) bps		68.17	67.58	59	bps
Loans-to-deposits ratio (average balances)	96.29	97.49	98.58	97.34	98.01	(120	) bps		(172	) bps		97.43	96.82	61	bps
Return on average total tangible assets[3]	0.68	0.59	0.67	0.63	0.61	9	bps		7	bps		0.65	0.74	(9	) bps
Return on average tangible common equity[3]	6.60	5.90	6.53	6.12	5.81	70	bps		79	bps		6.34	6.90	(56	) bps

[1]	Includes loans and leases held for sale.
[2]	Includes deposits held for sale.
[3]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS

(dollars in millions)

	QUARTERLY TRENDS									FOR NINE MONTHS ENDED SEPT 30,
						3Q15 Change						2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15		3Q14		2015	2014	2014
						$	%	$	%			$	%
Net interest income:
Consumer Banking	$556	$544	$533	$536	$532	$12	2%	$24	5%	$1,633	$1,615	$18	1%
Commercial Banking	299	286	276	283	270	13	5	29	11	861	790	71	9
Other	1	10	27	21	18	(9)	(90)	(17)	(94)	38	56	(18)	(32)

Net interest income	$856	$840	$836	$840	$820	$16	2%	$36	4%	$2,532	$2,461	$71	3%

Noninterest income:
Consumer Banking	$235	$230	$219	$218	$226	$5	2%	$9	4%	$684	$681	$3	—%
Commercial Banking	100	108	100	111	104	(8)	(7)	(4)	(4)	308	318	(10)	(3)
Other	18	22	28	10	11	(4)	(18)	7	64	68	340	(272)	(80)

Noninterest income	$353	$360	$347	$339	$341	($7)	(2%)	$12	4%	$1,060	$1,339	($279)	(21%)

Total revenue:
Consumer Banking	$791	$774	$752	$754	$758	$17	2%	$33	4%	$2,317	$2,296	$21	1%
Commercial Banking	399	394	376	394	374	5	1	25	7	1,169	1,108	61	6
Other	19	32	55	31	29	(13)	(41)	(10)	(34)	106	396	(290)	(73)

Total revenue	$1,209	$1,200	$1,183	$1,179	$1,161	$9	1%	$48	4%	$3,592	$3,800	($208)	(5%)

Noninterest expense:
Consumer Banking	$623	$613	$596	$611	$609	$10	2%	$14	2%	$1,832	$1,902	($70)	(4%)
Commercial Banking	175	181	173	180	162	(6)	(3)	13	8	529	472	57	12
Other	—	47	41	33	39	(47)	(100)	(39)	(100)	88	194	(106)	(55)

Noninterest expense	$798	$841	$810	$824	$810	($43)	(5%)	($12)	(1%)	$2,449	$2,568	($119)	(5%)

Profit before provision for credit losses:
Consumer Banking	$168	$161	$156	$143	$149	$7	4%	$19	13%	$485	$394	$91	23%
Commercial Banking	224	213	203	214	212	11	5	12	6	640	636	4	1
Other	19	(15)	14	(2)	(10)	34	227	29	290	18	202	(184)	(91)

Profit before provision for credit losses	$411	$359	$373	$355	$351	$52	14%	$60	17%	$1,143	$1,232	($89)	(7%)

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						3Q15 Change						2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15		3Q14		2015	2014	2014
						$	%	$	%			$	%
Provision for credit losses:
Consumer Banking	$64	$60	$63	$64	$66	$4	7%	($2)	(3%)	$187	$195	($8)	(4%)
Commercial Banking	3	7	(21)	1	—	(4)	(57)	3	—	(11)	(7)	(4)	(57)
Other	9	10	16	7	11	(1)	(10)	(2)	(18)	35	59	(24)	(41)

Provision for credit losses	$76	$77	$58	$72	$77	($1)	(1%)	($1)	(1%)	$211	$247	($36)	(15%)

Income before income tax expense:
Consumer Banking	$104	$101	$93	$79	$83	$3	3%	$21	25%	$298	$199	$99	50%
Commercial Banking	221	206	224	213	212	15	7	9	4	651	643	8	1
Other	10	(25)	(2)	(9)	(21)	35	140	31	148	(17)	143	(160)	(112)

Income before income tax expense	$335	$282	$315	$283	$274	$53	19%	$61	22%	$932	$985	($53)	(5%)

Income tax expense:
Consumer Banking	$36	$35	$32	$27	$29	$1	3%	$7	24%	$103	$69	$34	49%
Commercial Banking	76	71	77	73	73	5	7	3	4	224	222	2	1
Other	3	(14)	(3)	(14)	(17)	17	121	20	118	(14)	26	(40)	(154)

Income tax expense	$115	$92	$106	$86	$85	$23	25%	$30	35%	$313	$317	($4)	(1%)

Net income:
Consumer Banking	$68	$66	$61	$52	$54	$2	3%	$14	26%	$195	$130	$65	50%
Commercial Banking	145	135	147	140	139	10	7	6	4	427	421	6	1
Other	7	(11)	1	5	(4)	18	164	11	275	(3)	117	(120)	(103)

Net income	$220	$190	$209	$197	$189	$30	16%	$31	16%	$619	$668	($49)	(7%)

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
AVERAGE BALANCES						3Q15 Change						2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15		3Q14		2015	2014	2014
						$	%	$	%			$	%
Total assets:
Consumer Banking	$53,206	$52,489	$51,602	$50,546	$49,012	$717	1%	$4,194	9%	$52,438	$48,398	$4,040	8%
Commercial Banking	43,113	42,617	41,606	40,061	38,854	496	1	4,259	11	42,451	37,951	4,500	12
Other	38,784	40,415	40,117	40,064	40,825	(1,631)	(4)	(2,041)	(5)	39,766	40,249	(483)	(1)

Total assets	$135,103	$135,521	$133,325	$130,671	$128,691	($418)	—%	$6,412	5%	$134,655	$126,598	$8,057	6%

Loans and leases[1]:
Consumer Banking	$51,886	$51,024	$50,260	$49,351	$47,848	$862	2%	$4,038	8%	$51,062	$47,203	$3,859	8%
Commercial Banking	41,993	41,467	40,241	38,926	37,787	526	1	4,206	11	41,240	37,263	3,977	11
Other	3,367	3,569	3,784	4,001	4,218	(202)	(6)	(851)	(20)	3,572	4,424	(852)	(19)

Total loans and leases	$97,246	$96,060	$94,285	$92,278	$89,853	$1,186	1%	$7,393	8%	$95,874	$88,890	$6,984	8%

Deposits[2]:
Consumer Banking	$70,527	$69,963	$67,518	$66,374	$65,609	$564	1%	$4,918	7%	$69,347	$68,834	$513	1%
Commercial Banking	24,604	22,717	21,932	22,500	20,985	1,887	8	3,619	17	23,094	18,941	4,153	22
Other	5,859	5,853	6,195	5,923	5,082	6	—	777	15	5,967	4,038	1,929	48

Total deposits	$100,990	$98,533	$95,645	$94,797	$91,676	$2,457	2%	$9,314	10%	$98,408	$91,813	$6,595	7%

Interest-earning assets:
Consumer Banking	$51,928	$51,061	$50,294	$49,382	$47,885	$867	2%	$4,043	8%	$51,100	$47,236	$3,864	8%
Commercial Banking	42,070	41,535	40,344	39,039	37,927	535	1	4,143	11	41,323	37,395	3,928	11
Other	29,019	30,609	30,704	30,309	31,384	(1,590)	(5)	(2,365)	(8)	30,105	30,699	(594)	(2)

Total interest-earning assets	$123,017	$123,205	$121,342	$118,730	$117,196	($188)	—%	$5,821	5%	$122,528	$115,330	$7,198	6%

[1]	Includes loans and leases held for sale.
[2]	Includes deposits held for sale.

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
KEY METRICS						3Q15 Change						2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15		3Q14		2015	2014	2014
						bps		bps				bps
Net Interest Margin (NIM)
Consumer Banking	4.25%	4.28%	4.30%	4.31%	4.40%	(3)	—	(15)	—	4.27%	4.57%	(30)	—
Commercial Banking	2.81	2.76	2.77	2.87	2.82	5	—	(1)	—	2.78	2.82	(4)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
NIM	2.76	2.72	2.77	2.80	2.77	4	—	(1)	—	2.75	2.84	(9)	—
Efficiency Ratio[3]
Consumer Banking	78.72%	79.25%	79.25%	81.09%	80.42%	(53)	—	(170)	—	79.07%	82.82%	(375)	—
Commercial Banking	43.75	46.07	46.01	45.48	43.35	(232)	—	40	—	45.26	42.62	264	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
Efficiency Ratio	66.02	70.02	68.49	69.88	69.84	(400)	—	(382)	—	68.17	67.58	59	—
Loans to Deposits Ratio (average balances) (LDR)[1]
Consumer Banking	73.57%	72.93%	74.44%	74.35%	72.93%	64	—	64	—	73.63%	68.58%	505	—
Commercial Banking	170.68	182.54	183.48	173.01	180.06	(1,186)	—	(938)	—	178.58	196.74	(1,816)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
LDR	96.29	97.49	98.58	97.34	98.01	(120)	—	(172)	—	97.43	96.82	61	—
Return on Average Total Tangible Assets (ROTA)[3]
Consumer Banking	0.51%	0.51%	0.48%	0.40%	0.44%	—	—	7	—	0.50%	0.36%	14	—
Commercial Banking	1.34	1.27	1.43	1.38	1.42	7	—	(8)	—	1.35	1.48	(13)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
ROTA	0.68	0.59	0.67	0.63	0.61	9	—	7	—	0.65	0.74	(9)	—
Return on Average Tangible Common Equity (ROTCE)[2,3]
Consumer Banking	5.67%	5.66%	5.30%	4.30%	4.57%	1	—	110	—	5.55%	3.76%	179	—
Commercial Banking	12.24	11.69	13.15	12.76	13.10	55	—	(86)	—	12.35	13.67	(132)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
ROTCE	6.60	5.90	6.53	6.12	5.81	70	—	79	—	6.34	6.90	(56)	—

[1]	Includes loans and leases and deposits held for sale.
[2]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[3]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

CREDIT-RELATED INFORMATION

(dollars in millions)

	AS OF					SEPT 30, 2015 CHANGE
	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2014	June 30, 2015		Sept 30, 2014
						$	%	$	%
CREDIT EXPOSURE:
Commercial	$32,726	$33,027	$32,249	$31,431	$30,356	($301)	(1%)	$2,370	8%
Commercial real estate	8,678	8,157	7,863	7,809	7,239	521	6	1,439	20
Leases	3,865	3,884	3,870	3,986	3,875	(19)	—	(10)	—

Total commercial	45,269	45,068	43,982	43,226	41,470	201	—	3,799	9
Residential mortgages	12,792	12,253	11,808	11,832	11,265	539	4	1,527	14
Home equity loans	2,842	3,022	3,212	3,424	3,635	(180)	(6)	(793)	(22)
Home equity lines of credit	14,707	14,917	15,127	15,423	15,558	(210)	(1)	(851)	(5)
Home equity loans serviced by others[1]	1,054	1,126	1,192	1,228	1,290	(72)	(6)	(236)	(18)
Home equity lines of credit serviced by others[1]	441	494	544	550	580	(53)	(11)	(139)	(24)
Automobile	13,876	13,727	13,179	12,706	12,080	149	1	1,796	15
Student	3,846	3,355	2,852	2,256	2,069	491	15	1,777	86
Credit card	1,628	1,613	1,588	1,693	1,676	15	1	(48)	(3)
Other retail	976	963	1,010	1,072	1,126	13	1	(150)	(13)

Total retail	52,162	51,470	50,512	50,184	49,279	692	1	2,883	6

Total loans and leases	97,431	96,538	94,494	93,410	90,749	893	1	6,682	7
Derivative receivable - commercial	828	658	733	622	542	170	26	286	53
Derivative receivable - retail	10	7	9	7	5	3	43	5	100

Total derivative receivable	838	665	742	629	547	173	26	291	53

Total credit-related assets	98,269	97,203	95,236	94,039	91,296	1,066	1	6,973	8
Undrawn commitments to extend credit - commercial	29,751	29,422	29,110	29,646	29,182	329	1	569	2
Financial standby letters of credit	2,077	2,181	2,292	2,315	2,498	(104)	(5)	(421)	(17)
Performance letters of credit	45	55	60	65	94	(10)	(18)	(49)	(52)
Commercial letters of credit	63	59	58	75	74	4	7	(11)	(15)
Marketing rights	47	49	51	51	51	(2)	(4)	(4)	(8)
Risk participation agreements	39	22	26	19	16	17	77	23	144

Total commercial lending-related arrangements	32,022	31,788	31,597	32,171	31,915	234	1	107	—
Undrawn commitments to extend credit - retail	25,755	26,465	26,114	26,253	26,151	(710)	(3)	(396)	(2)
Residential mortgage loans sold with recourse	11	12	10	11	11	(1)	(8)	—	—

Total retail lending-related arrangements	25,766	26,477	26,124	26,264	26,162	(711)	(3)	(396)	(2)

Total lending-related arrangements	57,788	58,265	57,721	58,435	58,077	(477)	(1)	(289)	—

Total credit exposure	$156,057	$155,468	$152,957	$152,474	$149,373	$589	—%	$6,684	4%

Memo: Total credit exposure by product category
Commercial exposure	$78,119	$77,514	$76,312	$76,019	$73,927	$605	1%	$4,192	6%
Retail exposure	77,938	77,954	76,645	76,455	75,446	(16)	—	2,492	3

Total credit exposure	$156,057	$155,468	$152,957	$152,474	$149,373	$589	—%	$6,684	4%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except ratios)

	AS OF					SEPT 30, 2015 CHANGE
	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2014	June 30, 2015			Sept 30, 2014
						$		%	$		%
NONPERFORMING ASSETS:
Commercial	$88	$83	$97	$114	$93	$5		6%	($5)		(5%)
Commercial real estate	42	42	60	50	83	—		—	(41)		(49)
Leases	—	—	1	—	—	—		—	—		—

Total commercial	130	125	158	164	176	5		4	(46)		(26)
Residential mortgages	324	329	347	345	351	(5)		(2)	(27)		(8)
Home equity loans	200	189	210	203	201	11		6	(1)		—
Home equity lines of credit	214	254	270	257	218	(40)		(16)	(4)		(2)
Home equity loans serviced by others[2]	39	44	44	47	52	(5)		(11)	(13)		(25)
Home equity lines of credit serviced by others[2]	31	26	25	25	29	5		19	2		7
Automobile	38	30	30	21	17	8		27	21		124
Student	39	35	30	17	14	4		11	25		179
Credit card	15	14	16	17	16	1		7	(1)		(6)
Other retail	4	4	6	5	5	—		—	(1)		(20)

Total retail	904	925	978	937	903	(21)		(2)	1		—

Nonperforming loans and leases[1]	1,034	1,050	1,136	1,101	1,079	(16)		(2)	(45)		(4)

Commercial	1	1	1	3	3	—		—	(2)		(67)
Retail	38	37	37	39	39	1		3	(1)		(3)

Other real estate owned	39	38	38	42	42	1		3	(3)		(7)

Nonperforming assets	$1,073	$1,088	$1,174	$1,143	$1,121	($15)		(1%)	($48)		(4%)

NONPERFORMING ASSETS BY PRODUCT CATEGORY:
Commercial	$131	$126	$159	$167	$179	$5		4%	($48)		(27%)
Retail	942	962	1,015	976	942	(20)		(2)	—		—

Nonperforming assets	$1,073	$1,088	$1,174	$1,143	$1,121	($15)		(1%)	($48)		(4%)

ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.23%	1.24%	1.27%	1.28%	1.32%	(1	) bps		(9	) bps
Allowance for loan and lease losses to nonperforming loans and leases	116.12	114.37	105.75	108.51	111.30	175	bps		482	bps
Nonperforming loans and leases to loans and leases	1.06	1.09	1.20	1.18	1.19	(3	) bps		(13	) bps
Nonperforming assets to total assets	0.79	0.79	0.86	0.86	0.85	—			(6	) bps
1MEMO:
Accruing loans past due 90 days or more included above	$15	$8	$9	$8	$8	$7		88%	$7		88%

[2]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS						3Q15 Change						2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15		3Q14		2015	2014	2014
						$	%	$	%			$	%
GROSS CHARGE-OFFS:
Commercial	$10	$12	$5	$9	$11	($2)	(17%)	($1)	(9%)	$27	$22	$5	23%
Commercial real estate	1	3	1	4	5	(2)	(67)	(4)	(80)	5	8	(3)	(38)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial	11	15	6	13	16	(4)	(27)	(5)	(31)	32	30	2	7
Residential mortgages	5	6	6	6	10	(1)	(17)	(5)	(50)	17	30	(13)	(43)
Home equity loans	8	6	9	11	16	2	33	(8)	(50)	23	44	(21)	(48)
Home equity lines of credit	11	17	22	16	19	(6)	(35)	(8)	(42)	50	64	(14)	(22)
Home equity loans serviced by others[1]	8	7	8	11	14	1	14	(6)	(43)	23	44	(21)	(48)
Home equity lines of credit serviced by others[1]	3	3	4	2	3	—	—	—	—	10	10	—	—
Automobile	31	24	23	16	9	7	29	22	244	78	25	53	212
Student	12	15	10	16	12	(3)	(20)	—	—	37	38	(1)	(3)
Credit card	14	16	15	15	15	(2)	(13)	(1)	(7)	45	49	(4)	(8)
Other retail	17	12	12	13	15	5	42	2	13	41	40	1	3

Total retail	109	106	109	106	113	3	3	(4)	(4)	324	344	(20)	(6)

Total gross charge-offs	$120	$121	$115	$119	$129	($1)	(1%)	($9)	(7%)	$356	$374	($18)	(5%)

GROSS RECOVERIES:
Commercial	$3	$5	$6	$4	$7	($2)	(40%)	($4)	(57%)	$14	$31	($17)	(55%)
Commercial real estate	3	3	22	7	5	—	—	(2)	(40)	28	16	12	75
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial	6	8	28	11	12	(2)	(25)	(6)	(50)	42	47	(5)	(11)
Residential mortgages	3	2	3	2	2	1	50	1	50	8	9	(1)	(11)
Home equity loans	3	2	2	5	9	1	50	(6)	(67)	7	19	(12)	(63)
Home equity lines of credit	3	6	5	3	5	(3)	(50)	(2)	(40)	14	12	2	17
Home equity loans serviced by others[1]	5	5	3	6	6	—	—	(1)	(17)	13	15	(2)	(13)
Home equity lines of credit serviced by others[1]	2	2	2	1	2	—	—	—	—	6	4	2	50
Automobile	14	11	9	6	4	3	27	10	250	34	14	20	143
Student	3	3	3	3	1	—	—	2	200	9	6	3	50
Credit card	2	2	2	2	—	—	—	2	—	6	5	1	20
Other retail	4	2	4	—	—	2	100	4	—	10	—	10	—

Total retail	39	35	33	28	29	4	11	10	34	107	84	23	27

Total gross recoveries	$45	$43	$61	$39	$41	$2	5%	$4	10%	$149	$131	$18	14%

NET CHARGE-OFFS (RECOVERIES):
Commercial	$7	$7	($1)	$5	$4	$—	—%	$3	75%	$13	($9)	$22	244%
Commercial real estate	(2)	—	(21)	(3)	—	(2)	—	(2)	—	(23)	(8)	(15)	(188)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial	5	7	(22)	2	4	(2)	(29)	1	25	(10)	(17)	7	41
Residential mortgages	2	4	3	4	8	(2)	(50)	(6)	(75)	9	21	(12)	(57)
Home equity loans	5	4	7	6	7	1	25	(2)	(29)	16	25	(9)	(36)
Home equity lines of credit	8	11	17	13	14	(3)	(27)	(6)	(43)	36	52	(16)	(31)
Home equity loans serviced by others[1]	3	2	5	5	8	1	50	(5)	(63)	10	29	(19)	(66)
Home equity lines of credit serviced by others[1]	1	1	2	1	1	—	—	—	—	4	6	(2)	(33)
Automobile	17	13	14	10	5	4	31	12	240	44	11	33	300
Student	9	12	7	13	11	(3)	(25)	(2)	(18)	28	32	(4)	(13)
Credit card	12	14	13	13	15	(2)	(14)	(3)	(20)	39	44	(5)	(11)
Other retail	13	10	8	13	15	3	30	(2)	(13)	31	40	(9)	(23)

Total retail	70	71	76	78	84	(1)	(1)	(14)	(17)	217	260	(43)	(17)

Total net charge-offs (recoveries)	$75	$78	$54	$80	$88	($3)	(4%)	($13)	(15%)	$207	$243	($36)	(15%)

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except rates)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPT 30,
						3Q15 Change								2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15			3Q14			2015	2014	2014
						$		%	$		%			$		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES:
Commercial	0.08%	0.10%	(0.02%)	0.06%	0.04%	(2	) bps		4	bps		0.05%	(0.04%)	9	bps
Commercial real estate	(0.11)	(0.03)	(1.07)	(0.15)	0.06	(8	) bps		(17	) bps		(0.39)	(0.14)	(25	) bps
Leases	—	—	—	—	—	—			—			—	(0.01)	1	bps
Total commercial	0.04	0.07	(0.20)	0.02	0.04	(3	) bps		—			(0.03)	(0.05)	2	bps
Residential mortgages	0.05	0.14	0.11	0.14	0.27	(9	) bps		(22	) bps		0.10	0.26	(16	) bps
Home equity loans	0.60	0.56	0.81	0.45	0.79	4	bps		(19	) bps		0.66	0.87	(21	) bps
Home equity lines of credit	0.21	0.29	0.46	0.34	0.36	(8	) bps		(15	) bps		0.32	0.45	(13	) bps
Home equity loans serviced by others[1]	1.12	0.70	1.49	1.67	2.43	42	bps		(131	) bps		1.11	2.76	(165	) bps
Home equity lines of credit serviced by others[1]	1.23	0.89	1.56	0.81	1.18	34	bps		5	bps		1.24	1.34	(10	) bps
Automobile	0.50	0.38	0.42	0.34	0.21	12	bps		29	bps		0.43	0.14	29	bps
Student	1.07	1.56	1.13	2.36	1.70	(49	) bps		(63	) bps		1.25	1.84	(59	) bps
Credit card	2.96	3.36	3.26	3.28	3.33	(40	) bps		(37	) bps		3.19	3.56	(37	) bps
Other retail	5.56	4.42	3.30	4.82	5.24	114	bps		32	bps		4.40	4.54	(14	) bps
Total retail	0.54	0.56	0.61	0.62	0.68	(2	) bps		(14	) bps		0.57	0.73	(16	) bps
Total loans and leases	0.31%	0.33%	0.23%	0.35%	0.38%	(2	) bps		(7	) bps		0.29%	0.37%	(8	) bps
Memo: Average loans:
Commercial	$32,832	$32,855	$31,911	$30,962	$30,186	($23)		—%	$2,646		9%	32,536	29,666	$2,870		10%
Commercial real estate	8,406	7,947	7,700	7,427	7,216	459		6	1,190		16	8,020	7,067	953		13
Leases	3,936	3,894	3,895	3,874	3,789	42		1	147		4	3,909	3,743	166		4

Total commercial	45,174	44,696	43,506	42,263	41,191	478		1	3,983		10	44,465	40,476	3,989		10
Residential mortgages	12,470	11,980	11,855	11,647	11,001	490		4	1,469		13	12,104	10,420	1,684		16
Home equity loans	2,928	3,138	3,332	3,527	3,743	(210)		(7)	(815)		(22)	3,117	3,994	(877)		(22)
Home equity lines of credit	14,813	15,084	15,310	15,490	15,572	(271)		(2)	(759)		(5)	15,059	15,572	(513)		(3)
Home equity loans serviced by others[1]	1,086	1,134	1,193	1,252	1,317	(48)		(4)	(231)		(18)	1,151	1,386	(235)		(17)
Home equity lines of credit serviced by others[1]	425	469	522	561	591	(44)		(9)	(166)		(28)	479	626	(147)		(23)
Automobile	13,810	13,484	12,933	12,403	11,438	326		2	2,372		21	13,412	10,542	2,870		27
Student	3,530	3,029	2,623	2,142	1,983	501		17	1,547		78	3,064	2,150	914		43
Credit card	1,616	1,606	1,637	1,663	1,661	10		1	(45)		(3)	1,620	1,647	(27)		(2)
Other retail	939	986	1,041	1,097	1,153	(47)		(5)	(214)		(19)	988	1,216	(228)		(19)

Total retail	51,617	50,910	50,446	49,782	48,459	707		1	3,158		7	50,994	47,553	3,441		7

Total loans and leases	$96,791	$95,606	$93,952	$92,045	$89,650	$1,185		1%	$7,141		8%	$95,459	$88,029	$7,430		8%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						3Q15 Change						2015 Change
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15		3Q14		2015	2014	2014
						$	%	$	%			$	%
Allowance for loan and lease losses - beginning	$1,201	$1,202	$1,195	$1,201	$1,210	($1)	—%	($9)	(1%)	$1,195	$1,221	($26)	(2%)
Charge-offs:
Commercial	11	15	6	13	16	(4)	(27)	(5)	(31)	32	30	2	7
Retail	109	106	109	106	113	3	3	(4)	(4)	324	344	(20)	(6)

Total charge-offs	120	121	115	119	129	(1)	(1)	(9)	(7)	356	374	(18)	(5)
Recoveries:
Commercial	6	8	28	11	12	(2)	(25)	(6)	(50)	42	47	(5)	(11)
Retail	39	35	33	28	29	4	11	10	34	107	84	23	27

Total recoveries	45	43	61	39	41	2	5	4	10	149	131	18	14

Net charge-offs	75	78	54	80	88	(3)	(4)	(13)	(15)	207	243	(36)	(15)
Provision for loan and lease losses:
Commercial	15	(6)	12	4	38	21	350	(23)	(61)	21	27	(6)	(22)
Retail	58	83	51	70	41	(25)	(30)	17	41	192	196	(4)	(2)

Total provision for loan and lease losses	73	77	63	74	79	(4)	(5)	(6)	(8)	213	223	(10)	(4)
Sale/Other	2	—	(2)	—	—	2	—	2	—	—	—	—	—

Allowance for loan and lease losses - ending	$1,201	$1,201	$1,202	$1,195	$1,201	$—	—%	$—	—%	$1,201	$1,201	$—	—

Reserve for unfunded lending commitments - beginning	$56	$56	$61	$63	$65	$—	—%	($9)	(14%)	$61	$39	$22	56%
Provision for unfunded lending commitments	3	—	(5)	(2)	(2)	3	—	5	250	(2)	24	(26)	(108)

Reserve for unfunded lending commitments - ending	59	56	56	61	63	3	5	(4)	(6)	59	63	(4)	(6)

Total allowance for credit losses - ending	$1,260	$1,257	$1,258	$1,256	$1,264	$3	—%	($4)	—%	$1,260	$1,264	($4)	—%

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	AS OF					SEPT 30, 2015 CHANGE
	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2014	June 30, 2015		SEPT 30, 2014
ALLOWANCE COMPONENTS						$	%	$	%
ALLOWANCE FOR CREDIT LOSSES
Individually evaluated	$23	$21	$35	$20	$14	$2	10%	$9	64%
Formula-based evaluation	611	600	599	585	591	11	2	20	3

Total commercial	634	621	634	605	605	13	2	29	5
Individually evaluated	104	107	107	109	116	(3)	(3)	(12)	(10)
Formula-based evaluation	522	529	517	542	543	(7)	(1)	(21)	(4)

Total retail	626	636	624	651	659	(10)	(2)	(33)	(5)

Total allowance for credit losses	$1,260	$1,257	$1,258	$1,256	$1,264	$3	—%	($4)	—%

CAPITAL AND RATIOS

(dollars in millions, except ratios)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						Sept 30, 2015 Change						2015 Change
	Sept 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2014	Sept 30, 2014	June 30, 2015		Sept 30, 2014		2015	2014	2014
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS[1] (preliminary)
CET1 capital[2]	$13,200	$13,270	$13,360	$13,173	$13,330	($70)	(1%)	($130)	(1%)
Tier 1 capital	13,447	13,517	13,360	13,173	13,330	(70)	(1)	117	1
Total capital	17,307	17,123	16,969	16,781	16,612	184	1	695	4
Risk-weighted assets	112,277	112,131	109,786	105,964	103,207	146	—	9,070	9
Adjusted average assets[3]	129,334	129,505	127,165	124,539	122,521	(171)	—	6,813	6
CET1 capital ratio[2]	11.8%	11.8%	12.2%	12.4%	12.9%
Tier 1 capital ratio	12.0	12.1	12.2	12.4	12.9
Total capital ratio	15.4	15.3	15.5	15.8	16.1
Tier 1 leverage ratio	10.4	10.4	10.5	10.6	10.9
Proforma Basel III fully phased-in common equity tier 1 capital ratio[4]	11.7	11.8	12.1	12.1	12.5
TANGIBLE COMMON EQUITY (period-end):
Stockholders’ common equity	$19,353	$19,339	$19,564	$19,268	$19,383	$14	—%	($30)	—%	$19,353	$19,383	($30)	—%
Less: Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Other intangible assets	3	4	5	6	6	(1)	(25)	(3)	(50)	3	6	(3)	(50)
Add: Deferred tax liabilities[5]	465	450	434	420	399	15	3	66	17	465	399	66	17

Total tangible common equity[6]	$12,939	$12,909	$13,117	$12,806	$12,900	$30	—%	$39	—%	$12,939	$12,900	$39	—%

TANGIBLE COMMON EQUITY (average):
Stockholders’ common equity	$19,261	$19,391	$19,407	$19,209	$19,411	($130)	(1%)	($150)	(1%)	$19,352	$19,463	($111)	(1%)
Less: Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Other intangible assets	4	5	5	6	6	(1)	(20)	(2)	(33)	5	7	(2)	(29)
Add: Deferred tax liabilities[5]	453	437	422	403	384	16	4	69	18	438	368	70	19

Total tangible common equity[6]	$12,834	$12,947	$12,948	$12,730	$12,913	($113)	(1%)	($79)	(1%)	$12,909	$12,948	($39)	—%

INTANGIBLE ASSETS (period-end):
Goodwill	$6,876	$6,876	$6,876	$6,876	$6,876	$—	—%	$—	—%	$6,876	$6,876	$—	—%
Other intangible assets	3	4	5	6	6	(1)	(25)	(3)	(50)	3	6	(3)	(50)

Total intangible assets	$6,879	$6,880	$6,881	$6,882	$6,882	($1)	—%	($3)	—%	$6,879	$6,882	($3)	—%

[1]	Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components after January 1, 2015 are prepared using the Basel III standardized transitional approach. The capital ratios and associated components for periods December 31, 2014 and prior are prepared under the Basel I general capital rule.
[2]	CET1 capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.
[3]	Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangibles assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
[4]	Prior to Basel III becoming effective on January 1, 2015, this was a non-GAAP financial measure. For further information on this measure, refer to page 31.
[5]	Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.
[6]	These are non-GAAP financial measures. For further information on these measures, refer to page 30.

PER-SHARE RELATED INFORMATION

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS										FOR THE NINE MONTHS ENDED SEPT 30,
						3Q15 Change							2015 Change
	3Q15	2Q15	1Q15	4Q14	3Q14	2Q15			3Q14		2015	2014	2014
EARNINGS PER SHARE DATA						$		%	$	%			$	%
Basic earnings per share:
Net income	$220	$190	$209	$197	$189	$30		16%	$31	16%	$619	$668	($49)	(7%)
Less: Preferred stock dividends	7	—	—	—	—	7		—	7	—	7	—	7	—

Net income available to common stockholders	$213	$190	$209	$197	$189	$23		12%	$24	13%	$612	$668	($56)	(8)

Net income available to common stockholders, excluding restructuring charges and special items[1]	$213	$215	$215	$217	$202	($2)		(1%)	$11	5%	$643	$573	$70	12%

Total weighted-average basic shares outstanding	530,985,255	537,729,248	546,291,363	546,810,009	559,998,324	(6,743,993)		(1)	(29,013,069)	(5)	538,279,222	559,998,324	(21,719,102)	(4)
Net income per share - basic	$0.40	$0.35	$0.38	$0.36	$0.34	$0.05		14%	$0.06	18%	$1.14	$1.19	($0.05)	(4%)
Net income per share, excluding restructuring charges and special items - basic[1]	$0.40	$0.40	$0.39	$0.40	$0.36	$—		—%	$0.04	11%	$1.20	$1.02	$0.18	18%
Diluted earnings per share:
Net income applicable to common stockholders	$213	$190	$209	$197	$189	$23		12	$24	13	$612	$668	($56)	(8)
Net income applicable to common stockholders, excluding restructuring charges and special items[1]	$213	$215	$215	$217	$202	($2)		(1)	$11	5	$643	$573	$70	12
Total weighted-average basic shares outstanding	530,985,255	537,729,248	546,291,363	546,810,009	559,998,324	(6,743,993)		(1)	(29,013,069)	(5)	538,279,222	559,998,324	(21,719,102)	(4)
Add: Weighted-average dilutive shares	2,412,903	2,180,118	3,507,354	3,866,289	245,423	232,785		11	2,167,480	883	2,647,139	82,707	2,564,432	NM

Total weighted-average diluted shares outstanding	533,398,158	539,909,366	549,798,717	550,676,298	560,243,747	(6,511,208)		(1)	(26,845,589)	(5)	540,926,361	560,081,031	(19,154,670)	(3)
Net income per share - diluted	$0.40	$0.35	$0.38	$0.36	$0.34	$0.05		14%	$0.06	18%	$1.13	$1.19	($0.06)	(5%)
Net income per share, excluding restructuring charges and special items - diluted[1]	$0.40	$0.40	$0.39	$0.39	$0.36	$—		—%	$0.04	11%	$1.19	$1.02	$0.17	17%
COMMON SHARES OUTSTANDING
Common shares - at end of period	527,636,510	537,149,717	547,490,812	545,884,519	559,998,324	(9,513,207)		(2%)	(32,361,814)	(6%)	527,636,510	559,998,324	(32,361,814)	(6%)
Cash dividends declared and paid per share	$0.10	$0.10	$0.10	$0.10	$0.68	$—		—	($0.58)	(85)	$0.30	$1.34	($1.04)	(78)
Book value per share	$36.68	$36.00	$35.73	$35.30	$34.61	0.68		2	2.07	6	$36.68	$34.61	2.07	6
Tangible book value per share[1]	$24.52	$24.03	$23.96	$23.46	$23.04	0.49		2	1.48	6	$24.52	$23.04	1.48	6
Dividend payout ratio	25%	28%	26%	28%	203%	(300	) bps		NM				NM
SHARE PRICE
High	$28.18	$28.71	$25.84	$25.60	$23.57	($0.53)		(2%)	$4.61	20%	$28.71	$23.57	$5.14	22%
Low	21.14	24.03	22.67	21.47	21.35	(2.89)		(12)	(0.21)	(1)	21.14	21.35	(0.21)	(1)
Close	23.86	27.31	24.13	24.86	23.42	(3.45)		(13)	0.44	2	23.86	23.42	0.44	2
Market Capitalization	12,589	14,670	13,211	13,571	13,115	(2,081)		(14)	(526)	(4)	12,589	13,115	(526)	(4)

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items)

(dollars in millions, except per-share data)

This document contains non-GAAP financial measures. The table below presents reconciliations of certain non-GAAP measures. These reconciliations exclude restructuring charges and/or special items, which are usually included, where applicable, in the financial results presented in accordance with GAAP. Restructuring charges and special items include expenses related to our efforts to improve processes and enhance efficiencies, as well as rebranding, separation from RBS and regulatory expenses.

The non-GAAP measures set forth below include “total revenue”, “noninterest income”, “ noninterest expense”, “pre-provision profit”, “income before income tax expense (benefit)”, “income tax expense (benefit)”, “net income”, “net income available to common stockholders”, “salaries and employee benefits”, “outside services”, “occupancy”, “equipment expense”, “amortization of software”, “other operating expense”, “net income per average common share”, “return of average common equity” and “return on average total assets”. In addition, we present computations for “tangible book value per common share”, “return on average tangible common equity”, “return on average total tangible assets” and “efficiency ratio” as part of our non-GAAP measures. Additionally, “pro forma Basel III fully phased-in common equity tier 1 capital” computations for periods prior to 1Q15 are presented as part of our non-GAAP measures.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe restructuring charges and special items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without restructuring charges and special items. We believe this presentation also increases comparability of period-to-period results.

We also consider pro forma capital ratios defined by banking regulators but not effective at each period end to be non-GAAP financial measures. Since analysts and banking regulators may assess our capital adequacy using these pro forma ratios, we believe they are useful to provide investors the ability to assess our capital adequacy on the same basis.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
							3Q15 Change						2015 Change
		3Q15	2Q15	1Q15	4Q14	3Q14	2Q15		3Q14		2015	2014	2014
							$	%	$	%			$	%
Noninterest income, excluding special items:
Noninterest income (GAAP)	A	$353	$360	$347	$339	$341	($7)	(2%)	$12	4%	$1,060	$1,339	($279)	(21%)
Less: Special items - Chicago gain		—	—	—	—	—	—	—	—	—	—	288	(288)	(100)

Noninterest income, excluding special items (non-GAAP)	B	$353	$360	$347	$339	$341	($7)	(2%)	$12	4%	$1,060	$1,051	$9	1%

Total revenue, excluding special items:
Total revenue (GAAP)	C	$1,209	$1,200	$1,183	$1,179	$1,161	$9	1%	$48	4%	$3,592	$3,800	($208)	(5%)
Less: Special items - Chicago gain		—	—	—	—	—	—	—	—	—	—	288	(288)	(100)

Total revenue, excluding special items (non-GAAP)	D	$1,209	$1,200	$1,183	$1,179	$1,161	$9	1%	$48	4%	$3,592	$3,512	$80	2%

Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP)	E	$798	$841	$810	$824	$810	($43)	(5%)	($12)	(1%)	$2,449	$2,568	($119)	(5%)
Less: Restructuring charges and special items	MM	—	40	10	33	21	(40)	(100)	(21)	(100)	50	136	(86)	(63)

Noninterest expense, excluding restructuring charges and special items (non-GAAP)	F	$798	$801	$800	$791	$789	($3)	—%	$9	1%	$2,399	$2,432	($33)	(1%)

Net income, excluding restructuring charges and special items:
Net income (GAAP)	G	$220	$190	$209	$197	$189	$30	16%	$31	16%	$619	$668	($49)	(7%)
Add: Restructuring charges and special items, net of income tax expense (benefit)		—	25	6	20	13	(25)	(100)	(13)	(100)	31	(95)	126	133

Net income, excluding restructuring charges and special items (non-GAAP)	H	$220	$215	$215	$217	$202	$5	2%	$18	9%	$650	$573	$77	13%

Net income available to common stockholders (GAAP), excluding restructuring charges and special items:
Net income available to common stockholders (GAAP)	I	$213	$190	$209	$197	$189	$23	12%	$24	13%	$612	$668	($56)	(8%)
Add: Restructuring charges and special items, net of income tax expense (benefit)		—	25	6	20	13	(25)	(100)	(13)	(100)	31	(95)	126	133

Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)	J	$213	$215	$215	$217	$202	($2)	(1%)	$11	5%	$643	$573	$70	12%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS												FOR THE NINE MONTHS ENDED SEPT 30,
							3Q15 Change									2015 Change
		3Q15	2Q15	1Q15	4Q14	3Q14	2Q15				3Q14			2015	2014	2014
							$		%		$		%			$		%
Return on average common equity, excluding restructuring charges and special items:
Average common equity (GAAP)	K	$19,261	$19,391	$19,407	$19,209	$19,411	($130)		(1%)		($150)		(1%)	$19,352	$19,463	($111)		(1%)
Return on average common equity, excluding restructuring charges and special items (non-GAAP)	J/K	4.40%	4.45%	4.49%	4.48%	4.14%	(5	)bps			26	bps		4.45%	3.94%	51 bps
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP)	L	$19,261	$19,391	$19,407	$19,209	$19,411	($130)		(1%)		($150)		(1%)	$19,352	$19,463	($111)		(1%)
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—		—		—		—	6,876	6,876	—		—
Less: Average other intangibles (GAAP)		4	5	5	6	6	(1)		(20)		(2)		(33)	5	7	(2)		(29)
Add: Average deferred tax liabilities related to goodwill (GAAP)		453	437	422	403	384	16		4		69		18	438	368	70		19

Average tangible common equity (non-GAAP)	M	$12,834	$12,947	$12,948	$12,730	$12,913	($113)		(1%)		($79)		(1%)	$12,909	$12,948	($39)		—%

Return on average tangible common equity (non-GAAP)	I/M	6.60%	5.90%	6.53%	6.12%	5.81%	70	bps			79	bps		6.34%	6.90%	(56	)bps
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP)	J/M	6.60%	6.67%	6.73%	6.76%	6.22%	(7	)bps			38	bps		6.67%	5.92%	75	bps
Return on average total assets, excluding restructuring charges and special items:
Average total assets (GAAP)	N	$135,103	$135,521	$133,325	$130,671	$128,691	($418)		—%		$6,412		5%	$134,655	$126,598	$8,057		6%
Return on average total assets, excluding restructuring charges and special items (non-GAAP)	H/N	0.65%	0.64%	0.65%	0.66%	0.62%	1	bps	3	bps				0.65%	0.61%	4	bps
Return on average total tangible assets and return on average total tangible assets, excluding restructuring charges and special items:
Average total assets (GAAP)	N	$135,103	$135,521	$133,325	$130,671	$128,691	($418)		—%		$6,412		5%	$134,655	$126,598	$8,057		6%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—		—		—		—	6,876	6,876	—		—
Less: Average other intangibles (GAAP)		4	5	5	6	6	(1)		(20)		(2)		(33)	5	7	(2)		(29)
Add: Average deferred tax liabilities related to goodwill (GAAP)		453	437	422	403	384	16		4		69		18	438	368	70		19

Average tangible assets (non-GAAP)	O	$128,676	$129,077	$126,866	$124,192	$122,193	($401)		—%		$6,483		5%	$128,212	$120,083	$8,129		7%

Return on average total tangible assets (non-GAAP)	G/O	0.68%	0.59%	0.67%	0.63%	0.61%	9	bps	7	bps				0.65%	0.74%	(9	)bps
Return on average total tangible assets, excluding restructuring charges and special items (non-GAAP)	H/O	0.68%	0.67%	0.69%	0.69%	0.66%	1	bps	2	bps				0.68%	0.64%	4	bps
Efficiency ratio and efficiency ratio, excluding restructuring charges and special items:
Net interest income (GAAP)		$856	$840	$836	$840	$820	$16		2%		$36		4%	$2,532	$2,461	$71		3%
Add: Noninterest income (GAAP)		353	360	347	339	341	(7)		(2)		12		4	1,060	1,339	(279)		(21)

Total revenue (GAAP)	C	$1,209	$1,200	$1,183	$1,179	$1,161	$9		1%		$48		4%	$3,592	$3,800	($208)		(5%)

Efficiency ratio (non-GAAP)	E/C	66.02%	70.02%	68.49%	69.88%	69.84%	(400	)bps			(382	)bps		68.17%	67.58%	59	bps
Efficiency ratio, excluding restructuring charges and special items (non-GAAP)	F/D	66.02%	66.70%	67.65%	67.11%	68.02%	(68	)bps			(200	)bps		66.78%	69.23%	(245	)bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
							3Q15 Change						2015 Change
		3Q15	2Q15	1Q15	4Q14	3Q14	2Q15		3Q14		2015	2014	2014
							$	%	$	%			$	%
Tangible book value per common share:
Common shares - at end of period (GAAP)	P	527,636,510	537,149,717	547,490,812	545,884,519	559,998,324	(9,513,207)	(2)%	(32,361,814)	(6)%	527,636,510	559,998,324	(32,361,814)	(6%)
Stockholders’ equity (GAAP)		$19,353	$19,339	$19,564	$19,268	$19,383	$14	—	($30)	—	$19,353	$19,383	($30)	—
Less: Goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Other intangible assets (GAAP)		3	4	5	6	6	(1)	(25)	(3)	(50)	3	6	(3)	(50)
Add: Deferred tax liabilities related to goodwill (GAAP)		465	450	434	420	399	15	3	66	17	465	399	66	17

Tangible common equity (non-GAAP)	Q	$12,939	$12,909	$13,117	$12,806	$12,900	$30	—%	$39	—%	$12,939	$12,900	$39	—%

Tangible book value per common share (non-GAAP)	Q/P	$24.52	$24.03	$23.96	$23.46	$23.04	$0.49	2%	$1.48	6%	$24.52	$23.04	$1.48	6%
Net income per average common share - basic and diluted, excluding restructuring charges and special items:
Average common shares outstanding - basic (GAAP)	R	530,985,255	537,729,248	546,291,363	546,810,009	559,998,324	(6,743,993)	(1%)	(29,013,069)	(5%)	538,279,222	559,998,324	(21,719,102)	(4%)
Average common shares outstanding - diluted (GAAP)	S	533,398,158	539,909,366	549,798,717	550,676,298	560,243,747	(6,511,208)	(1)	(26,845,589)	(5)	540,926,361	560,081,031	(19,154,670)	(3)
Net income available to common stockholders (GAAP)	I	$213	$190	$209	$197	$189	$23	12	$24	13	$612	$668	($56)	(8)
Net income per average common share - basic (GAAP)	I/R	0.40	0.35	0.38	0.36	0.34	0.05	14	0.06	18	1.14	1.19	(0.05)	(4)
Net income per average common share - diluted (GAAP)	I/S	0.40	0.35	0.38	0.36	0.34	0.05	14	0.06	18	1.13	1.19	(0.06)	(5)
Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)	J	213	215	215	217	202	(2)	(1)	11	5	643	573	70	12
Net income per average common share - basic, excluding restructuring charges and special items (non-GAAP)	J/R	0.40	0.40	0.39	0.40	0.36	—	—	0.04	11	1.20	1.02	0.18	18
Net income per average common share - diluted, excluding restructuring charges and special items (non-GAAP)	J/S	0.40	0.40	0.39	0.39	0.36	—	—	0.04	11	1.19	1.02	0.17	17
Pro forma Basel III fully phased-in common equity tier 1 capital ratio[1]:
Common equity tier 1 (regulatory)		$13,200	$13,270	$13,360	$13,173	$13,330
Less: Change in DTA and other threshold deductions (GAAP)		2	3	3	(6)	(5)

Pro forma Basel III fully phased-in common equity tier 1 (non-GAAP)	T	$13,198	$13,267	$13,357	$13,179	$13,335

Risk-weighted assets (regulatory general risk weight approach)		112,277	112,131	109,786	105,964	103,207
Add: Net change in credit and other risk-weighted assets (regulatory)		243	247	242	2,882	3,207

Basel III standardized approach risk-weighted assets (non-GAAP)	U	$112,520	$112,378	$110,028	$108,846	$106,414

Pro forma Basel III fully phased-in common equity tier 1 capital ratio (non-GAAP)[1]	T/U	11.7%	11.8%	12.1%	12.1%	12.5%
Salaries and employee benefits, excluding restructuring charges and special items:
Salaries and employee benefits (GAAP)	V	$404	$411	$419	$397	$409	($7)	(2%)	($5)	(1%)	$1,234	$1,281	($47)	(4%)
Less: Restructuring charges and special items		—	6	(1)	1	—	(6)	(100)	—	—	5	43	(38)	(88)

Salaries and employee benefits, excluding restructuring charges and special items (non-GAAP)	W	$404	$405	$420	$396	$409	($1)	—%	($5)	(1%)	$1,229	$1,238	($9)	(1%)

[1]	Periods prior to 1Q15 reported on a Basel I basis. Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2018, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
							3Q15 Change						2015 Change
		3Q15	2Q15	1Q15	4Q14	3Q14	2Q15		3Q14		2015	2014	2014
							$	%	$	%			$	%
Outside services, excluding restructuring charges and special items:
Outside services (GAAP)	X	$89	$99	$79	$106	$106	($10)	(10%)	($17)	(16%)	$267	$314	($47)	(15%)
Less: Restructuring charges and special items		—	16	8	18	19	(16)	(100)	(19)	(100)	24	60	(36)	(60)

Outside services, excluding restructuring charges and special items (non-GAAP)	Y	$89	$83	$71	$88	$87	$6	7%	$2	2%	$243	$254	($11)	(4%)

Occupancy, excluding restructuring charges and special items:
Occupancy (GAAP)	Z	$75	$90	$80	$81	$77	($15)	(17%)	($2)	(3%)	$245	$245	$—	—%
Less: Restructuring charges and special items		—	15	2	5	2	(15)	(100)	(2)	(100)	17	11	6	55

Occupancy, excluding restructuring charges and special items (non-GAAP)	AA	$75	$75	$78	$76	$75	$—	—%	$—	—%	$228	$234	($6)	(3%)

Equipment expense, excluding restructuring charges and special items:
Equipment expense (GAAP)	BB	$62	$65	$63	$63	$58	($3)	(5%)	$4	7%	$190	$187	$3	2%
Less: Restructuring charges and special items		—	—	1	1	—	—	—	—	—	1	3	(2)	(67)

Equipment expense, excluding restructuring charges and special items (non-GAAP)	CC	$62	$65	$62	$62	$58	($3)	(5%)	$4	7%	$189	$184	$5	3%

Amortization of software, excluding restructuring charges and special items:
Amortization of software	DD	$35	$37	$36	$43	$38	($2)	(5%)	($3)	(8%)	$108	$102	$6	6%
Less: Restructuring charges and special items		—	—	—	6	—	—	—	—	—	—	—	—	—

Amortization of software, excluding restructuring charges and special items (non-GAAP)	EE	$35	$37	$36	$37	$38	($2)	(5%)	($3)	(8%)	$108	$102	$6	6%

Other operating expense, excluding restructuring charges and special items:
Other operating expense (GAAP)	FF	$133	$139	$133	$134	$122	($6)	(4%)	$11	9%	$405	$439	($34)	(8%)
Less: Restructuring charges and special items		—	3	—	2	—	(3)	(100)	—	—	3	19	(16)	(84)

Other operating expense, excluding restructuring charges and special items (non-GAAP)	GG	$133	$136	$133	$132	$122	($3)	(2%)	$11	9%	$402	$420	($18)	(4%)

Pre-provision profit, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)	D	$1,209	$1,200	$1,183	$1,179	$1,161	$9	1%	$48	4%	$3,592	$3,512	$80	2%
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)	F	798	801	800	791	789	(3)	—	9	1	2,399	2,432	(33)	(1)

Pre-provision profit, excluding restructuring charges and special items (non-GAAP)	HH	$411	$399	$383	$388	$372	$12	3%	$39	10%	$1,193	$1,080	$113	10%

Income before income tax expense (benefit), excluding restructuring charges and special items:
Income before income tax expense (GAAP)	II	$335	$282	$315	$283	$274	$53	19%	$61	22%	$932	$985	($53)	(5%)
Less: Income before income tax expense (benefit) related to restructuring charges and special items (GAAP)		—	(40)	(10)	(33)	(21)	40	100	21	100	(50)	152	(202)	(133)

Income before income tax expense, excluding restructuring charges and special items (non-GAAP)	JJ	$335	$322	$325	$316	$295	$13	4%	$40	14%	$982	$833	$149	18%

Income tax expense, excluding restructuring charges and special items:
Income tax expense (GAAP)	KK	$115	$92	$106	$86	$85	$23	25%	$30	35%	$313	$317	($4)	(1%)
Less: Income tax (benefit) related to restructuring charges and special items (GAAP)		—	(15)	(4)	(13)	(8)	15	100	8	100	(19)	57	(76)	(133)

Income tax expense, excluding restructuring charges and special items (non-GAAP)	LL	$115	$107	$110	$99	$93	$8	7%	$22	24%	$332	$260	$72	28%

Restructuring charges and special expense items include:
Restructuring charges		$—	$25	$1	$10	$1	($25)	(100%)	($1)	(100%)	26	104	(78)	(75%)
Special items		—	15	9	23	20	(15)	(100)	(20)	(100)	24	32	(8)	(25)

Restructuring charges and special expense items	MM	$—	$40	$10	$33	$21	($40)	(100%)	($21)	(100%)	$50	$136	($86)	(63%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(dollars in millions)

		THREE MONTHS ENDED SEPT 30,				THREE MONTHS ENDED JUNE 30,				THREE MONTHS ENDED MAR 31,
		2015				2015				2015
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$68	$145	$7	$220	$66	$135	($11)	$190	$61	$147	$1	$209
Less: Preferred stock dividends		—	—	7	7	—	—	—	—	—	—	—	—

Net income available to common stockholders	B	$68	$145	$—	$213	$66	$135	($11)	$190	$61	$147	$1	$209

Return on average tangible common equity
Average common equity (GAAP)	C	$4,791	$4,722	$9,748	$19,261	$4,681	$4,625	$10,085	$19,391	$4,649	$4,526	$10,232	$19,407
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—		6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	4	4	—	—	5	5	—	—	5	5
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	453	453	—	—	437	437	—	—	422	422

Average tangible common equity (non-GAAP)	D	$4,791	$4,722	$3,321	$12,834	$4,681	$4,625	$3,641	$12,947	$4,649	$4,526	$3,773	$12,948

Return on average tangible common equity (non-GAAP)	B/D	5.67%	12.24%	NM	6.60%	5.66%	11.69%	NM	5.90%	5.30%	13.15%	NM	6.53%
Return on average total tangible assets
Average total assets (GAAP)	E	$53,206	$43,113	$38,784	$135,103	$52,489	$42,617	$40,415	$135,521	$51,602	$41,606	$40,117	$133,325
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—		6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	4	4	—	—	5	5	—	—	5	5
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	453	453	—	—	437	437	—	—	422	422

Average tangible assets (non-GAAP)	F	$53,206	$43,113	$32,357	$128,676	$52,489	$42,617	$33,971	$129,077	$51,602	$41,606	$33,658	$126,866

Return on average total tangible assets (non-GAAP)	A/F	0.51%	1.34%	NM	0.68%	0.51%	1.27%	NM	0.59%	0.48%	1.43%	NM	0.67%
Efficiency ratio
Noninterest expense (GAAP)	G	$623	$175	$—	$798	$613	$181	$47	$841	$596	$173	$41	$810
Net interest income (GAAP)		556	299	1	856	544	286	10	840	533	276	27	836
Noninterest income (GAAP)		235	100	18	353	230	108	22	360	219	100	28	347

Total revenue	H	$791	$399	$19	$1,209	$774	$394	$32	$1,200	$752	$376	$55	$1,183

Efficiency ratio (non-GAAP)	G/H	78.72%	43.75%	NM	66.02%	79.25%	46.07%	NM	70.02%	79.25%	46.01%	NM	68.49%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(dollars in millions)

		THREE MONTHS ENDED DEC 31,				THREE MONTHS ENDED SEPT 30,
		2014				2014
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$52	$140	$5	$197	$54	$139	($4)	$189
Less: Preferred stock dividends		—	—	—	—	—	—	—	—

Net income available to common stockholders	B	$52	$140	$5	$197	$54	$139	($4)	$189

Return on average tangible common equity
Average common equity (GAAP)	C	$4,756	$4,334	$10,119	$19,209	$4,685	$4,205	$10,521	$19,411
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	6	6	—	—	6	6
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	403	403	—	—	384	384

Average tangible common equity (non-GAAP)	D	$4,756	$4,334	$3,640	$12,730	$4,685	$4,205	$4,023	$12,913

Return on average tangible common equity (non-GAAP)	B/D	4.30%	12.76%	NM	6.12%	4.57%	13.10%	NM	5.81%
Return on average total tangible assets
Average total assets (GAAP)	E	$50,546	$40,061	$40,064	$130,671	$49,012	$38,854	$40,825	$128,691
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	6	6	—	—	6	6
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	403	403	—	—	384	384

Average tangible assets (non-GAAP)	F	$50,546	$40,061	$33,585	$124,192	$49,012	$38,854	$34,327	$122,193

Return on average total tangible assets (non-GAAP)	A/F	0.40%	1.38%	NM	0.63%	0.44%	1.42%	NM	0.61%
Efficiency ratio
Noninterest expense (GAAP)	G	$611	$180	$33	$824	$609	$162	$39	$810
Net interest income (GAAP)		536	283	21	840	532	270	18	820
Noninterest income (GAAP)		218	111	10	339	226	104	11	341

Total revenue	H	$754	$394	$31	$1,179	$758	$374	$29	$1,161

Efficiency ratio (non-GAAP)	G/H	81.09%	45.48%	NM	69.88%	80.42%	43.35%	NM	69.84%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(dollars in millions)

		FOR THE NINE MONTHS ENDED SEPT 30,
		2015				2014
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$195	$427	($3)	$619	$130	$421	$117	$668
Less: Preferred stock dividends		—	—	7	7	—	—	—	—

Net income available to common stockholders	B	$195	$427	($10)	$612	$130	$421	$117	$668

Return on average tangible common equity
Average common equity (GAAP)	C	$4,708	$4,625	$10,019	$19,352	$4,635	$4,120	$10,708	$19,463
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	5	5	—	—	7	7
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	438	438	—	—	368	368

Average tangible common equity (non-GAAP)	D	$4,708	$4,625	$3,576	$12,909	$4,635	$4,120	$4,193	$12,948

Return on average tangible common equity (non-GAAP)	B/D	5.55%	12.35%	NM	6.34%	3.76%	13.67%	NM	6.90%
Return on average total tangible assets
Average total assets (GAAP)	E	$52,438	$42,451	$39,766	$134,655	$48,398	$37,951	$40,249	$126,598
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	5	5	—	—	7	7
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	438	438	—	—	368	368

Average tangible assets (non-GAAP)	F	$52,438	$42,451	$33,323	$128,212	$48,398	$37,951	$33,734	$120,083

Return on average total tangible assets (non-GAAP)	A/F	0.50%	1.35%	NM	0.65%	0.36%	1.48%	NM	0.74%
Efficiency ratio
Noninterest expense (GAAP)	G	$1,832	$529	$88	$2,449	$1,902	$472	$194	$2,568
Net interest income (GAAP)		1,633	861	38	2,532	1,615	790	56	2,461
Noninterest income (GAAP)		684	308	68	1,060	681	318	340	1,339

Total revenue	H	$2,317	$1,169	$106	$3,592	$2,296	$1,108	$396	$3,800

Efficiency ratio (non-GAAP)	G/H	79.07%	45.26%	NM	68.17%	82.82%	42.62%	NM	67.58%

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.”

Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation:

•	negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense;

•	the rate of growth in the economy and employment levels, as well as general business and economic conditions;

•	our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets;

•	our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations;

•	liabilities and business restrictions resulting from litigation and regulatory investigations;

•	our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

•	the effect of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale;

•	changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets;

•	the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin;

•	financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;

•	a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks;

•	management’s ability to identify and manage these and other risks; and

•	any failure by us to successfully replicate or replace certain functions, systems and infrastructure provided by The Royal Bank of Scotland Group plc (RBS Group).

In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends. In addition, the timing and manner of the sale of RBS Group’s remaining ownership of our common stock remains uncertain, and we have no control over the manner in which RBS Group may seek to divest such remaining shares. Any such sale would impact the price of our shares of common stock.

More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission on March 3, 2015.